EXHIBIT (10.28)






               License Agreement - Sears, Roebuck and Co.

                          SEARS, ROEBUCK AND CO.

                            LICENSE AGREEMENT













                                       CONSUMER PROGRAMS
                                        INCORPORATED

                                       SEARS PORTRAIT STUDIOS

                                       January 1, 1999

(PAGE NUMBERS REFER TO PAPER DOCUMENT)

                         TABLE OF CONTENTS
I.    GRANT OF LICENSE .................................   5
      1.1. License for On-Premises Operations ..........   5
      1.2. Scope of License/Restrictions ...............   5
      1.3. No Representations ..........................   5
II.   USE OF SEARS MARKS ...............................   5
      2.1  License to Use Sears Marks ..................   5
      2.2  Communications with Third Parties ...........   6
      2.3  No Challenge to Marks .......................   6
      2.4  No Rights to Marks ..........................   6
      2.5  Registration of Marks .......................   6
      2.6  Injunctive Relief ...........................   7
      2.7  Infringing Use ..............................   7
      2.8  Limitations .................................   7
      2.9  Survival ....................................   7
III.  TERM .............................................   7
IV.   FEES .............................................   8
      4.1  Amount ......................................   8
      4.2  Net Sales ...................................   8
      4.3  Gross Sales .................................   8
V.    OPERATIONAL OBLIGATIONS OF LICENSEE ..............   8
      5.1  Performance Standards .......................   8
      5.2  Business Conduct ............................   8
      5.3  Hours of Operation ..........................   9
      5.4  Merchandise Standards .......................   9
      5.5  Pricing .....................................   9
      5.6  Discount Policy .............................   9
      5.7  Bonus Club ..................................   9
      5.8  Customer Adjustment .........................   9
      5.9  Employee Standards ..........................  10
      5.10 Licensee's Employees ........................  10
      5.11 Employee Compensation .......................  10
      5.12 Compliance with Labor Laws ..................  10
      5.13 Compliance with Law .........................  11
      5.14 Year 2000 Compliance ........................  11
      5.15 Payment of Obligations ......................  11
      5.16 Licensee's Obligations ......................  11
      5.17 Liens .......................................  12
VI.   LICENSED BUSINESS AREA ...........................  12
      6.1  Block Plan ..................................  12
      6.2  Improvements ................................  12
      6.3  Operations ..................................  12
      6.4  Condition of Licensed Business Area .........  13
      6.5  Changes of Location/Store Inventory .........  13




                              2
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

                  TABLE OF CONTENTS (continued)
      6.6  Remodeling ..................................  13
      6.7  Electric/HVAC ...............................  13
      6.8  Telephone ...................................  13
      6.9  Yellow/White Page Listings ..................  14
      6.10 Access to Licensed Business Area ............  14
      6.11 Effect of Store Leases ......................  14
      6.12 Waiver of Casualty Liability ................  14
VII.  ADVERTISING ......................................  15
      7.1  Advertising .................................  15
      7.2  Publicity ...................................  15
      7.3  Forms .......................................  15
VIII. LICENSED BUSINESS EQUIPMENT  .....................  16
      8.1  Licensee's Equipment ........................  16
      8.2  Licensee's Point of Sale System .............  16
      8.3  Sears Card ..................................  16
IX.   TRANSACTIONS AND SETTLEMENT ......................  16
      9.1  Checks ......................................  16
      9.2  Credit Sales ................................  17
      9.3  Sales Receipts ..............................  17
      9.4  Settlement ..................................  18
      9.5  Reports .....................................  18
      9.6  Audit Rights ................................  18
      9.7  Underreporting ..............................  18
      9.8  Rights of Recoupment and Setoff .............  19
X.    CUSTOMER INFORMATION; CONFIDENTIALITY.............  19
      10.1 Customer Information ........................  19
      10.2 Confidential Information ....................  20
XI.   RELATIONSHIP OF PARTIES ..........................  20
XII.  DEFENSE AND INDEMNITY ............................  21
      12.1 Defense .....................................  21
      12.2 Indemnity ...................................  21
XIII. INSURANCE  .......................................  22
      13.1 Types of Insurance ..........................  22
      13.2 No Cancellation Without Notice ..............  22
      13.3 Certificates ................................  23
      13.4 Expiration/Non-Renewal ......................  23
XIV.  TERMINATION ......................................  23
      14.1 Mutual Right of Termination  ................  23
      14.2 Termination of License by Sears With Notice .  23
      14.3 Termination of License by Sears Without
            Further Notice .............................  24
      14.4 Termination on Store Closing ................  24
      14.5 Effect of Termination .......................  24
      14.6 Survivability ...............................  25
XV.   ASSIGNMENT AND SUBLICENSING ......................  25
      15.1 Assignment by Licensee ......................  25
      15.2 Assignment by Sears .........................  25

                  TABLE OF CONTENTS (continued)
      15.3 Binding Nature ..............................  26
XVI.  MISCELLANEOUS ....................................  26
      16.1 Cumulative Remedies .........................  26
      16.2 Severability ................................  26
      16.3 Governing Law ...............................  26
      16.4 Entire Agreement ............................  26
      16.5 Headings ....................................  27
      16.6 Notices .....................................  27
         EXHIBIT A .....................................  29
           DESIGNATED SEARS STORES .....................  29
         EXHIBIT B .....................................  51
           AUTHORIZED MERCHANDISE AND/OR SERVICES ......  51
         EXHIBIT C .....................................  52
           SEARS COMMISSION ............................  52
         EXHIBIT D .....................................  53
           ALLOCATION OF COSTS .........................  53































                         LICENSE AGREEMENT

THIS LICENSE AGREEMENT (hereinafter referred to as "Agreement") is entered into as of the 1st day of January, 1999, by SEARS, ROEBUCK AND CO., a New York corporation ("Sears") and CONSUMER
PROGRAMS INCORPORATED, a Missouri corporation,
("Licensee").

      Sears and Licensee hereby agree as follows:

I.    GRANT OF LICENSE
      1.1.   License for On-Premises Operations.
             Sears hereby grants Licensee the non-exclusive privilege of conducting and operating, and Licensee shall conduct and operate, pursuant to the terms, provisions and conditions contained in this Agreement, a licensed business offering the goods and services listed on Exhibit B ("Licensed Business"), only at the Sears locations described in Exhibit A or in Location Riders attached ("Designated Sears Store(s)").

      1.2.   Scope of License/Restrictions.
             Licensee shall use the Licensed Business area only for the purpose authorized in this Agreement, and shall offer for sale only those services and merchandise expressly authorized by this Agreement as listed on Exhibit B attached hereto and shall offer those services and merchandise only from the Designated Sears Stores. Any changes, additions or deletions of services or merchandise require the prior written approval of Sears appropriate Licensing Manager ("Licensing Manager").

      1.3.   No Representations.
             Sears makes no promises or representations whatsoever as to the potential amount of business Licensee can expect at any time during operation of the Licensed Business. Except as otherwise set forth herein, Licensee is solely responsible for any expenses it incurs related to this Agreement, including, but not limited to, any increase in the number of Licensee's employees or any expenditures for additional facilities or equipment.

II.   USE OF SEARS MARKS
      2.1    License to Use Sears Marks.
             Licensee shall operate the Licensed Business under the name SEARS PORTRAIT STUDIO. Licensee shall use the name of Sears only in connection with the operation of the Licensed Business and only in a manner described herein or upon prior written approval by Sears Licensing Manager. Licensee may use the name Sears when communicating with customers or potential customers of the Licensed Business, or to identify the location of the Licensed Business and in other instances specifically approved by Sears. Licensee shall not begin any business activity under this Agreement without Sears prior written approval of any and all names that Licensee intends to use in conjunction with the Licensed Business.

      2.2    Communications with Third Parties.

             Except in the case of communication permitted by Paragraph 2.1, or as otherwise specifically approved by Sears, Licensee shall not use the name of Sears, or any Sears trademarks, service marks or trade names (the "Mark(s)"), either orally or in writing, including, but not limited to, use of any letterhead, checks, business cards, or contracts. All communications with persons or entities other than customers or potential customers of the Licensed Business shall be done solely in Licensee's own name.

      2.3    No Challenge to Marks.
             Licensee shall not question, contest or challenge, either during or after the Term of this Agreement, Sears ownership of the Marks, or Sears ownership in any mailing lists, credit files or other factual information compiled by Sears and made available for use by Licensee ("Sears Information"). Licensee shall claim no right, title or interest in any Mark or Sears Information, except the right to use the same pursuant to the terms and conditions of this Agreement, and shall not register or attempt to register any Mark.

      2.4    No Rights to Marks.
             Licensee recognizes and acknowledges that the use of any Mark or Sears Information shall not confer upon Licensee any proprietary rights to any Mark or Sears Information. Upon expiration or termination of this Agreement, Licensee shall immediately stop using all Marks and Sears Information, and shall execute all documents Sears requests in order to confirm Sears ownership, or to transfer to Sears any rights Licensee may have acquired from Sears in any Mark or Sears Information. Nothing in this Agreement shall be construed to bar Sears, during or after expiration or termination of this Agreement, from protecting its right to the exclusive ownership of Sears Information or Marks against infringement or appropriation by any party or parties, including Licensee.

      2.5    Registration of Marks.
             Sears may register in its own name any and all of the trademarks, service marks or trade names used in operation of the Licensed Business, except for such trademarks, service marks or trade names which are owned or licensed by Licensee prior to execution of this Agreement, and Licensee's use of such names and marks shall inure to the benefit of Sears for such purposes as well as for all other purposes and such marks shall be included in the term "Marks". Licensee shall cooperate in any such registration or application for registration by Sears. No name or mark registered in the name of Licensee or any of Licensee's affiliates and used in conjunction with the Licensed Business shall be used for any other purpose without the written consent of Sears.









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


      2.6    Injunctive Relief.
             Licensee acknowledges that the Marks and Sears Information possess a special, unique and extraordinary character, which makes it difficult to assess the monetary damage Sears would sustain in the event of unauthorized use. Irreparable injury would be caused to Sears by such unauthorized use, and Licensee agrees that in the event of breach of this Section II by Licensee there would be no adequate remedy at law and preliminary or permanent injunctive relief would be appropriate.

      2.7    Infringing Use.
             If Licensee learns of any manufacture or sale by any third party of products and/or services similar to those offered by Licensee that would be confusingly similar in the minds of the public to those sold by Licensee and which bear or are promoted in association with the Marks or any names, symbols, emblems, or designs or colors which would be confusingly similar in the minds of the public to the Marks, Licensee shall promptly notify Sears. Sears may, at its sole expense, take such action as it determines, in its sole discretion, is appropriate. Licensee shall cooperate and assist in such protest or legal action at Sears expense. If demanded by Sears, Licensee shall join in such protest or legal action at Sears expense. Licensee shall not undertake any protest or legal action on its own behalf without first securing Sears written permission to do so. If Sears permits Licensee to undertake such protest or legal action, such protest or legal action shall be at Licensee's sole expense. Sears shall cooperate and assist Licensee at Licensee's expense. For the purposes of this paragraph, expenses shall include reasonable attorneys' fees. All recovery in the form of legal damages or settlement shall belong to the party bearing the expense of such protest or legal action.

      2.8    Limitations.
             Licensee shall not file suit using Sears name.
Licensee shall not use the services of a collection agency or undertake any legal proceeding against any customer without the prior written approval of Sears Licensing Manager.

      2.9    Survival.
             The provisions of this Section II shall survive the expiration or termination of this Agreement.

III.  TERM
The term of this Agreement ("Term") shall be for a five (5) year period beginning on January 1, 1999, and ending at the close of business on December 31, 2003, unless sooner terminated under any of the provisions of this Agreement.

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


IV.   FEES
      4.1    Amount.
             Licensee shall pay Sears a commission ("Sears
Commission") which is set forth on Exhibit C attached hereto.

      4.2    Net Sales.
            "Net Sales" means Gross Sales from operation of the Licensed Business, less sales taxes, returns and allowances.

      4.3    Gross Sales.
             "Gross Sales" means all of Licensee's direct or indirect sales of services and merchandise from the Licensed Business, including, but not limited to, sales arising out of referrals, contacts, or recommendations obtained through the operation of the Licensed Business.

V.    OPERATIONAL OBLIGATIONS OF LICENSEE
      5.1    Performance Standards.
             Licensee shall provide Sears with copies of its written procedures and policies establishing minimum standards of quality, performance and customer service. Licensee shall immediately advise Sears of any changes in its standards. Without limiting Paragraph 5.8, Licensee shall observe no less than such minimum standards of quality, performance and customer service. Sears may visit the Licensed Business area at any reasonable time during business hours for the purpose of verifying Licensee's compliance with its standards of quality, performance and customer service.

Licensee shall conduct its operations in a courteous and efficient manner and shall present a neat, business like appearance, including adherence by Licensees' employees to a reasonable dress code. Licensee shall abide by all safety and security rules and regulations of Sears in effect from time to time.

      5.2    Business Conduct.
             Licensee shall also conduct its operations in an honest and ethical manner at all times. In dealing with Sears associates and Sears customers, Licensee shall adhere to the highest ethical standards, including those standards described in the "A Guide To Business Conduct For Sears Licensed Business Associates" as provided to Licensee and updated from time to time.







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


      5.3    Hours of Operation.
             The Licensed Business shall be kept open for business and operated during the same business hours that the Designated Sears Store is open for business, unless otherwise agreed to by Sears Licensing Manager and Licensee.

      5.4    Merchandise Standards.
             Licensee shall maintain a stock of good quality merchandise as necessary to assure efficient operation of the Licensed Business. Licensee shall maintain merchandise presentation standards consistent with Sears own standards.

      5.5   Pricing.
            Except as noted, Sears shall have no right or power to establish or control the prices at which Licensee offers service and/or merchandise in the Licensed Business. Such right and power is retained by Licensee, however, Licensee also shall participate in Sears national storewide sales and/or merchandise price off events. Licensee shall not charge customers for estimates or proposals.

      5.6    Discount Policy.
             Sales made under this Agreement shall be offered for sale by Licensee to the employees of Sears (to include other eligible family members) at the same discount which Sears allows its own employees on purchases of similar merchandise as fully described in Sears Courtesy Discount Guide. Licensee's employees who are exclusively employed to service the Licensed Business shall be entitled to receive the same discount on purchases made from Sears; provided, however, that the employees, but not their family members, are entitled to receive the discount. Misuse of the Sears discount policy by any employee of Licensee could result in Sears request that Licensee remove an employee from the Licensed Business pursuant to Paragraph 5.10 of this Agreement.

      5.7    Bonus Club.
             Licensee shall accept Sears Card Bonus Club Bonus
Certificates. Sears shall reimburse Licensee for such bonus certificates provided Licensee has followed prescribed procedures.

      5.8    Customer Adjustment.
             All of the work and services performed by Licensee in connection with the Licensed Business shall be of a high standard of workmanship, and all of the merchandise sold in the Licensed Business shall be of high quality. Licensee shall at all times maintain a general policy of "Satisfaction Guaranteed" to customers and shall adjust all complaints of and controversies with customers arising out of the operation of the Licensed Business. In any case
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


in which an adjustment is unsatisfactory to the customer, Sears shall have the right, at Licensee's expense, to make such further adjustment as Sears deems necessary under the circumstances, and any adjustment made by Sears shall be conclusive and binding upon Licensee. Sears may deduct the amounts of any such adjustments from the sales receipts held by Sears as described in Paragraph 9.4. Licensee shall maintain files pertaining to customer complaints and their adjustment and make such files available to Sears.

      5.9    Employee Standards.
             Licensee shall employ all management and other personnel necessary for the efficient operation of the Licensed Business. The Licensed Business shall be operated solely by Licensee's employees, and not by independent contractors, sub-contractors, sub-licensees or by any other such arrangement.

      5.10   Licensee's Employees.
             Licensee has no authority to employ persons on behalf of Sears and no employees of Licensee shall be deemed to be employees or agents of Sears. Licensee has sole and exclusive control over its labor and employee relations policies, and its policies relating to wages, hours, working conditions, or conditions of its employees. Licensee has the sole and exclusive right to hire, transfer, suspend, lay off, recall, promote, assign, discipline, adjust grievances and discharge its employees, provided, however, that Sears may request at any time that Licensee remove from the Licensed Business any employee who is objectionable to Sears because of risk of harm or loss to the health, safety and/or security of Sears customers, employees or merchandise and/or whose manner impairs Sears customer relations. If Sears objects to any of Licensee's employees, and Licensee determines not to remove such employee, Sears may terminate any affected location by giving thirty (30) days notice to Licensee.

      5.11   Employee Compensation.
             Licensee shall pay in a timely manner and is solely responsible for so paying, for all salaries and other compensation of its employees and shall make all necessary salary deductions and withholdings from its employees' salaries and other compensation. Licensee shall pay in a timely manner, and is solely responsible for so paying any and all contributions, taxes and assessments and all other requirements of the Federal Social Security, Federal and state unemployment compensation and Federal, state and local withholding of income tax laws on all salary and other compensation of its employees.

     5.12   Compliance with Labor Laws.

            Licensee shall comply with any other contract and all Federal, state and local laws, ordinances, rules and regulations regarding its employees, including, but not limited to, Federal or state laws or regulations regarding minimum compensation, overtime and equal opportunities for employment. Without limiting the foregoing, Licensee shall comply with the terms of the Federal Civil Rights Acts, Age Discrimination in Employment Act, Occupational Safety and Health Act, the Federal Fair Labor Standards Act, and the Americans with









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


Disabilities Act, whether or not Licensee may otherwise be exempt from such acts because of its size or the nature of its business or for any other reason whatsoever.

       5.13   Compliance with Law.
              Licensee shall, at its expense, obtain all permits and licenses which may be required under any applicable Federal, state, or local law, ordinance, rule or regulation by virtue of any act performed in connection with the operation of the Licensed Business. Licensee shall comply fully with all applicable Federal, state and local laws, ordinances, rules and regulations, including, but not limited to, all rules and regulations of the Federal Trade Commission. In addition, Licensee represents and warrants that Licensee and all subcontractors and agents involved in the production or delivery of the merchandise to be sold in connection with the Licensed Business shall strictly adhere to all applicable laws, regulations, and prohibitions of the United States and all country(ies) in which such merchandise is produced or delivered with respect to the operation of their production facilities and their other businesses and labor practices, including without limitation, laws, regulations and prohibitions governing the working conditions, wages and minimum age of the work force. Licensee further represents and warrants that such merchandise shall not be produced or manufactured, in whole or in part, by convict or forced labor.

      5.14   Year 2000 Compliance.
             Licensee represents and warrants that its point of sale system utilizes and includes four digit year elements (e.g. 1999, 2000, etc.) and that the use, entry or creation of dates before, on or after January 1, 2000 will neither cause failure nor produce incorrect results in the transmission of data to Sears settlement system, nor cause interruption to or disruption of the Licensed Business.

      5.15   Payment of Obligations.
             Licensee shall, at its expense, pay and discharge all license fees, business, use, sales, gross receipts, income, property or other applicable taxes or assessments which may be charged or levied by reason of any act performed in connection with the operation of the Licensed Business, excluding, however, all taxes and assessments applicable to Sears income from Sears Commission or applicable to Sears property.
Licensee shall promptly pay all its obligations, including those for labor and material, and shall not allow any liens to attach to any Sears or customer's property as a result of Licensee's failure to pay such sums.

      5.16   Licensee's Obligations.
             Licensee shall not make purchases or incur any obligation or expense of any kind in the name of Sears. Prior to any purchases involving the Licensed Business, Licensee shall inform its vendors that Sears is not responsible for any obligations incurred by Licensee.














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      5.17   Liens.
             Licensee shall not allow any liens, claims or encumbrances to attach against any of the Designated Sears Stores. In the event any lien, claim or encumbrance so attaches or is threatened, Licensee shall immediately take all necessary action to cause such lien, claim or encumbrance to be satisfied and released, or Sears, may either terminate this Agreement or charge Licensee or withhold from sales receipts all expenses, including attorneys' fees, incurred by Sears in removing and/or resolving such liens or claims.

VI.   LICENSED BUSINESS AREA
      6.1    Block Plan.
             The defined area of space provided by Sears for the operation of the Licensed Business ("Block Plan") will be submitted for each Designated Sears Store to Licensee.
Licensee shall be solely responsible for providing final plans for the Licensed Business area and Licensee shall authorize Sears to prepare the final blueprint plans in accordance with Exhibit D. All costs and expenses related to such plans, including, but not limited to, blueprints, shall be borne by Licensee. The expense of preparing the initial space assigned to any Licensed Business location shall be allocated between parties as described in Exhibit D attached hereto and hereafter made a part of this Agreement. Licensee shall be primarily responsible for any preparations necessary for the operation of the Licensed Business. Any improvements and installations made by Sears shall be made to Sears specifications for its own departments. All improvements or installations which vary from Sears standard specifications shall be at Licensee's sole expense.

      6.2    Improvements.
             All permanent improvements to the Licensed
Business area shall become the property of Sears at the expiration or termination of this Agreement. At the expiration or termination of this Agreement, or if Licensee vacates or abandons the Licensed Business, Licensee shall convey to Sears, without charge, good title to such improvements free from any and all liens, charges, encumbrances and rights of third parties.

      6.3    Operations.
             If the Licensed Business is not fully operational within thirty (30) days after Sears has made the Licensed Business area ready for Licensee as a result of delay by Licensee, Sears may, at Sears sole option, terminate this Agreement and have no further obligation to Licensee, and Licensee shall reimburse Sears within ten (10) days after receipt of an invoice, for Sears cost, of constructing the Licensed Business area and of putting such space back to its condition immediately prior to the commencement of such construction.
















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


      6.4    Condition of Licensed Business Area.
             Licensee shall, at its expense, keep the Licensed Business area in a thoroughly clean and neat condition and shall maintain Licensee's Equipment in good order and repair. Sears shall provide routine janitorial service in the Licensed Business area, consistent with the janitorial services regularly performed in the Designated Sears Store.

      6.5    Changes of Location/Store Inventory.
             Sears shall have the right, in its sole
discretion, to change the location, dimensions and amount of area of the Licensed Business from time to time during the Term of this Agreement in accordance with Sears judgment as to what arrangements will be most satisfactory for the general good of the Designated Sears Store(s). In the event Sears decides to change the location of the Licensed Business, Sears shall move Licensee's Equipment to the new location and prepare the new space for occupancy by Licensee and the expense shall be allocated between the parties as described on Exhibit D. If a change in location is requested or initiated by Licensee, then Licensee shall bear all expense involved in moving Licensee's Equipment and the expense for preparing the new space for occupancy by Licensee shall be allocated between the parties as described on Exhibit D. Sears may, solely at Sears discretion, not open any Designated Sears Store at any time to take a physical inventory of Sears property. Licensee waives any claim it may have against Sears for damages resulting from such closing.

      6.6    Remodeling
             Licensee shall remodel the Licensed Business area per the terms of Exhibit D and the expense of such remodel shall be divided between the parties as described on Exhibit
D.

      6.7    Electric/HVAC.
             Sears shall furnish, at reasonable hours, and except as otherwise provided, without expense to Licensee, reasonable amounts of heat, light, air conditioning and electric power for the operation of the Licensed Business, except when prevented by strikes, accidents, breakdowns, improvements and repairs to the heating, lighting and electric power systems or other causes beyond the control of Sears. Sears shall not be liable for any injury or damage, whatsoever which may arise by reason of Sears failure to furnish such heat, light, air conditioning and electric power, regardless of the cause of such failure. All claims for such injury or damage are expressly waived by Licensee. The allocations of costs to bring such utilities to the Licensed Business location are described on Exhibit D.

      6.8    Telephone.
             Sears will arrange for local telephone service by providing a single Direct Inward Dial Telephone line ("Sears Phone Line") for the Licensed Business location(s). In stores that have not been remodeled, Sears will provide a Sears Phone to the cash register area for the Licensed Business location
(s). In new and remodeled stores as described in Exhibit D, Sears










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


shall provide a single Sears Phone to the cash register area and one extension phone line ("Sears Extension Line") in each camera room.

Sears shall bear the cost of outbound local and toll-free calls and provide compatible telephone hardware for the Sears Phone Line and the Sears Extension Lines. If Licensee requires additional phone lines ("Additional Phone(s)") to be installed in the Licensed Business location(s), Licensee shall arrange with the appropriate telephone company for such installation and all installation costs and monthly service associated with any such Additional Phone(s) are to be paid by Licensee. Licensee shall arrange with the appropriate telephone company for direct billing to Licensee of all long distance calls made in the Licensed Business location(s).

All telephone numbers used in connection with the Licensed Business shall be separate from phone numbers used by Licensee in its other business operations and such numbers shall be deemed to be the property of Sears. Upon expiration or termination of this Agreement, Licensee shall immediately cease to use such numbers and shall transfer such numbers to Sears or to any party Sears designates, and Licensee shall immediately notify the Telephone Company of any such transfer.

      6.9    Yellow/White Page Listings.
             All white and yellow page telephone listings for the Licensed Business shall be approved by Sears prior to placement; provided, however, approval is not required for listings consisting only of Licensee's name and address as authorized in Paragraph 2.1. Sears may, at its sole option, require that any telephone number listed in any telephone directory using Sears name is billed through a Sears store or office.

      6.10   Access to Licensed Business Area.
             Licensee shall have access to the Licensed
Business area at all times that the Designated Sears Store is open to customers for business and at all other times as the appropriate Store General Manager approves. Sears shall be furnished with keys to the Licensed Business area and shall have access to the Licensed Business area at all times.

      6.11   Effect of Store Leases.
             If any Designated Sears Store is leased to Sears or is the subject of an easement agreement, this Agreement shall be subject to all of the terms, agreements and conditions contained in such lease or easement agreement. In case of the termination of any such lease by expiration of time or otherwise, this Agreement shall immediately terminate with respect to affected Licensed Business locations.

      6.12   Waiver of Casualty Liability.
             Licensee waives any and all claims it may have against Sears for damage to Licensee, for the safekeeping or safe delivery or damage to any property whatsoever of Licensee or of any customer of Licensee in or about the Licensed Business area, because of the actual or alleged negligence, act or omission of any tenant, licensee or occupant of the premises at which the Licensed Business may be located; or because of any damage caused by any casualty from any cause whatsoever, including, but not limited to, fire, water, snow, steam, gas or odors in or from such store or store premises, or because of the leaking of any plumbing, or because of any accident or event which may occur in such store or upon store premises; or because of the actual or alleged acts or omissions of any janitors or other persons in or about such store or store premises or from any other such cause whatsoever; except for damage caused by Sears gross negligence.

VII.  ADVERTISING
      7.1    Advertising.
             Licensee shall advertise and actively promote the Licensed Business. Licensee shall at all times adhere to Sears Licensed Business Marketing Manual as provided to Licensee and updated from time to time ("Marketing Manual"). Prior to use in connection with the Licensed Business, Licensee shall submit to Sears Marketing Manager, Licensed Businesses, or his designee, (a) all signs and advertising copy (including, but not limited to, sales brochures, telemarketing scripts, newspaper advertisements, radio and television commercials), and (b) all sales promotional plans and devices. Licensee shall not use any such advertising material or sales promotional plan or device without the prior written approval of Sears Marketing Manager. Sears has the right, in its sole discretion, to disapprove or require modification of any or all such advertising forms and other materials. Licensee shall not engage in any Internet advertising without the prior written consent of Sears Marketing Manager. Sears shall have the right to audit Licensee's advertising materials and practices to determine Licensee's compliance with this Agreement, including but not limited to compliance with all laws.

      7.2    Publicity.
             Licensee shall not issue any publicity or press release regarding its contractual relations with Sears or regarding the Licensed Business, and shall refrain from making any reference to this Agreement or to Sears in any prospectus, annual report or other filing required by Federal or state law, or in the solicitation of business, without obtaining Sears prior written approval of such action from Sears Licensing Manager and Sears Public Relations Manager. Licensee shall at all times adhere to Sears written policies regarding interaction with the media as contained in the Marketing Manual.

      7.3    Forms.
             Prior to use in connection with the Licensed
Business, Licensee shall submit all customer contract forms, guarantee certificates and other forms and materials to Sears Licensing Manager for approval. Licensee shall not utilize any forms or related materials that have not been approved in advance by Sears Licensing Manager.

VIII. LICENSED BUSINESS EQUIPMENT
      8.1    Licensee's Equipment.
             Entirely at its own expense, Licensee shall in-stall furniture, fixtures and equipment as necessary for the efficient operation of the Licensed Business ("Licensee's Equipment"). Licensee's Equipment, and its size, design and location shall at all times be subject to Sears approval.

      8.2    Licensee's Point of Sale System.
             At its own expense, Licensee shall furnish a point of sale system and peripheral devices, including, but not limited to printers, bar-code scanning devices, and electronic signature capture devices ("Licensee's POS"). Licensee's POS shall have the capability of processing Sears Card and any other credit cards Sears may accept from time to time.

At such time as Licensee's POS interfaces with the Sears in-store processor("Sears ISP), Licensee's POS shall be compatible with the Sears ISP, and Licensee's POS shall have substantially the same capabilities as the point of sale system used by Sears in its own merchandise departments to the extent applicable to the operation of the Licensed Business. This transition will occur no later than June 30, 2000. Licensee shall also be responsible for upgrading Licensee's POS to be compatible with enhancements and changes in functionality made to the Sears ISP. Sears shall be responsible for the cost of installing and maintaining a Sears data line to the Licensed Business location. Subject to Licensee's fulfillment of its obligations under this paragraph, Sears shall also be responsible for the cost of developing and maintaining the third party interface software that is necessary to support the integration of Licensee's POS with the Sears ISP.

      8.3    Sears Card.
             At such time when Licensee's POS interfaces with the Sears ISP as described in Paragraph 8.2, Licensee agrees to accept and process Sears Card payments from customers at Licensee's POS, and upon written approval from Sears Licensing Manager, Licensee will be authorized to open Sears Card instant credit accounts ("Rapid Credit") for customers.

IX.   TRANSACTIONS AND SETTLEMENT
      9.1    Checks.
             All checks or money orders which Licensee accepts from customers shall be made payable to Sears, Sears, Roebuck and Co. or Sears Portrait Studio. Licensee shall make certain that all checks are filled out correctly and are verified in accordance with Sears policies in effect from time to time. Checks which are deficient in any manner may be charged back to Licensee, and Licensee shall reimburse Sears for any of Sears Commission lost as a result of Licensee's failure to obtain a properly filled out and verified check.

Sears shall not be entitled to Sears Commission for those checks that have all of the above information but which are not paid upon presentment. Any and all losses which may be sus-tained by reason of nonpayment of any checks upon presentment shall be borne by Licensee, and Sears shall have no liability with respect to such checks, provided that Sears shall make whatever effort it deems reasonable to collect all such checks prior to charging back such checks to Licensee.

      9.2    Credit Sales.
             With the approval of the Credit Central designated by Sears, sales may be made by Licensee on such of Sears regularly established credit plans as may be first approved by such Credit Central. The approval of such Credit Central is required for each individual credit sale, and approval shall be granted in the sole discretion of the Credit Central. No part of the finance charge which may be earned by Sears in connection with any credit sale shall be payable to or credited in any way to Licensee. All losses sustained by Sears as a result of non-payment of a Sears credit account shall be borne by Sears, provided that Licensee has complied with Sears credit policies and procedures. Except for non-payment of a Sears credit account, Sears shall have no liability whatsoever to Licensee for Sears failure to properly accept or reject a customer's charge. Licensee agrees to accept third party credit cards as designated by Sears from time to time. Licensee may not distribute or solicit any customer applications for any third party credit cards in the Licensed Business.

At such time when Licensee's POS interfaces with the Sears ISP as described in Paragraph 8.2, Sears shall pay Licensee's third party merchant discount fees for using third party credit cards, as long as Licensee's balance of sale for third party credit does not exceed the Sears full-line stores balance of sale for third party credit for that Sears fiscal year. If Licensee's balance of sale for third party credit exceeds the Sears full-line stores balance of sale for third party credit for that Sears fiscal year, Licensee will reimburse Sears one and one half percent (1.5%) of all third party credit sales over the Sears full-line stores average balance of sale for third party credit. Sears shall have the right to withhold such third party credit fees owed to Sears, from the next regular settlement after the close of that fiscal year.

Licensee shall comply with all provisions of Federal and state laws governing credit sales, and their solicitation, including but not limited to provisions dealing with disclosures to customers and finance charges. Licensee shall not modify, in any way, the terms and conditions of Sears credit plans.

      9.3    Sales Receipts.
             At the close of each business day, Licensee shall submit an accounting of the Gross Sales and the returns, allowances and customer adjustments made during such day by Licensee to the cashier of the Sears unit designated by Sears, together with the gross amount, in cash, of all cash sales, and all credit sales documents for transactions completed that day. Sears may retain out of such receipts the proper amount of the Sears Commission payable under this

Agreement together with any other sums due Sears from Licensee.
The remaining balance shall be payable to Licensee at the regular settlement set forth in Paragraph 9.4.

      9.4    Settlement.
             A settlement between the parties shall be made at the end of each Sears fiscal month for all transactions of Licensee during such period, in accordance with Sears customary accounting procedures. Such settlement will be done through the Sears Accounting Center designated by Sears. Sears will advance Licensee eighty-five percent (85%) of Net Sales weekly. Such advances shall be deducted and reconciled in the next regular settlement. All settlements and advances shall be made by electronic funds transfer (EFT) to a bank account designated by Licensee. For all transactions entered into the Sears system for settlement purposes, and until such time when Licensee's POS interfaces with the Sears ISP as described in
Section 8.2, Sears will pay transaction fees for any processing service with whom Sears has an agreement to provide access for the point of sale settlement system to the appropriate Sears credit system.

Licensee shall reimburse Sears at each settlement for all invoiced expenses, including any advertising expense, incurred by Sears at Licensee's request, outstanding at the time of such settlement. If Sears is not reimbursed at such settlement, then Sears shall have the right, but not the obligation, to retain out of Licensee's sales receipts the amount of such expenses with interest, if any, due Sears.

      9.5    Reports.
             If requested by Sears, Licensee shall provide to Sears reports of sales and income and Sears commissions paid in the manner and form prescribed by Sears, together with any other information Sears may require for its records or auditing purposes. If requested by Sears, Licensee shall promptly submit its financial report to Sears after the close of Licensee's fiscal year. Such report shall be certified by an accountant or by an officer of Licensee in the event that no audit is performed. Such report shall include, but shall not be limited to, Licensee's profit and loss statement for such fiscal year and balance sheet at the end of such fiscal year, and shall be prepared in accordance with generally accepted accounting principles. If Licensee is a publicly held corporation, this requirement may be fulfilled by submission of Licensee's Annual Report on Form 10-K. Sears shall not disclose any such information that is not available to the public to any third parties without Licensee's prior consent.

      9.6    Audit Rights.
             Licensee shall keep and maintain books and records that accurately reflect the sales made by Licensee under this Agreement and the expenses that Licensee incurs in performing under this Agreement. Sears shall have the right at any reasonable time to review and audit the books and records of Licensee regarding this Agreement. Such books and records shall be kept and maintained according to generally accepted accounting principles.

      9.7    Underreporting.

             If an audit reveals that sales were under-reported at any Licensed Business location being audited, by more than five percent (5%) of the total sales which were actually reported by such location, then the cost of such audit shall be charged to such Licensed Business location. If a sampling of Licensee's records at a Licensed Business location, using standard audit practices, reveals that sales have been under-reported by more than five percent (5%) of the total sales which were actually reported by such Licensed Business location, then such Licensed Business location shall at its option, (a) pay Sears for all under-reported sales for each year audited by annualizing the rate by which sales were under-reported in the audit sample plus an administrative fee which shall be calculated by multiplying the annualized under-reported commissions by the percent of under-reported sales; or
(b) pay the actual amount of any under-reported sales based on a complete audit of the books and records (at Licensee's expense) relating to such Licensed Business location, including a comprehensive audit of all such books and records for the then-current year and if Sears so elects, a comprehensive audit (at Licensee's expense) of prior years plus an administrative fee which shall be calculated by multiplying the audited annual under-reported commission by the percent of under-reported sales. Each audited location shall be subject to another audit (at Licensee's expense) one (1) year after the initial audit. If this audit reveals that sales were again under-reported by more than five percent (5%), Licensee shall pay Sears for these sales as per the above except that, due to the increased expenses incurred by Sears in continued monitoring of the Licensed Business, the administrative fee shall be doubled.

All under-reported sales equal to or less than five percent
(5%) of total sales actually reported by such Licensed Business location, shall be reimbursed to Sears, as appropriate, based on the actual amounts of such under-reports.

Sears, at its sole option, may also charge interest on all under-reported sales at the rate of prime (as published in the Wall Street Journal as of the date of the completion of the audit) plus one percent (1%). Licensee, at its expense, shall develop and implement a program to conduct internal audits of the Licensed Business to verify accuracy of sales and commissions.

      9.8    Rights of Recoupment and Setoff.
             Sears shall have the right to reduce, withhold or set-off against any payment due Licensee hereunder any liability or obligation which Licensee may have to Sears. Any Licensee liabilities or obligations which remain outstanding after any exercise of Sears right of set-off shall be paid by Licensee promptly upon demand by Sears. Sears rights under this Paragraph are cumulative, shall be in addition to all other rights, remedies available at law or in equity, and shall survive the expiration or termination of this Agreement.

X.    CUSTOMER INFORMATION; CONFIDENTIALITY
      10.1   Customer Information.

             The Sears Information and any customer list developed by Licensee, its employees or agents from the operation of, or from records generated as a result of the operation of the Licensed Business (collectively, the "Customer Information"), are deemed exclusively owned by Sears. Licensee shall not use, permit use, disclose or permit disclosure of such Customer Information for any purpose except the performance of this Agreement. Licensee shall at all times maintain any such Customer Information, including lists, physically separate and distinct from any customer information Licensee may maintain that is unrelated to the Licensed Business. Licensee shall not reproduce, release or in any way make available or furnish, either directly or indirectly, to any person, firm, corporation, association or organization at any time, any such Customer Information which will or may be used to solicit sales or business from such customers, including but not limited to the type of sales or business covered by this License Agreement. Upon written request by Sears during the Term and on expiration or termination of this Agreement for any reason, Licensee shall immediately deliver all copies of lists of customers and copies of all other such Customer Information to Sears; and Licensee, its officers, employees, successors and assigns, shall not use any such Customer Information to solicit any of such customers.
Licensee shall protect all such Customer Information from destruction, loss or theft during the term of this Agreement, and until all copies of customer lists and copies of all other Customer Information are turned over to Sears. Licensee acknowledges that there is no adequate remedy at law for violation by Licensee of this Section X and, in case of breach of this Section X, preliminary or permanent injunctive relief would be appropriate.

      10.2   Confidential Information.
             Information furnished by Sears to Licensee or which becomes known to Licensee through Licensee's operation of the Licensed Business or Licensee's relationship with Sears is confidential and proprietary to Sears (collectively, the "Confidential Information"). All such Confidential Information shall be held in utmost confidence by Licensee. All Confidential Information, including, but not limited to, information regarding Sears stores, and any other information not specifically designated by Sears for release to the public that may come into the possession of Licensee during the Term of this Agreement shall be delivered to the appropriate Licensing Manager at Sears upon request by Sears, and Licensee shall not make or retain copies or portions of the Confidential Information. The terms and content of this Agreement, including but not limited to, exhibits attached hereto, and any other agreements entered into pursuant to this Agreement shall at all times remain confidential and shall not be revealed to any third party by Licensee without the prior written consent of Sears except to the extent (a) permitted by this Agreement,
(b) required by law or any court, or (c) made to a court or mediator in connection with a dispute between the parties.

The provisions of this Section X shall survive the expiration or termination of this Agreement.

XI.   RELATIONSHIP OF PARTIES
             Licensee is an independent contractor. Nothing contained in or done pursuant to this Agreement shall be construed as creating a partnership, agency or joint venture;
and neither party shall become bound by any representation, act or omission of the other party.

XII.  DEFENSE AND INDEMNITY
      12.1   Defense.
             Licensee shall defend all allegations asserted in any claim, action, lawsuit or proceeding (even though such allegations may be false, fraudulent or groundless) against Sears, its affiliates and subsidiaries, and/or Sears subsidiaries or affiliates, directors, officers, employees, agents, independent contractors, parents, subsidiaries and affiliates which contains any allegations of liability actually or allegedly resulting from or connected with the operation of the Licensed Business (including, without limitation of the foregoing, goods sold, work done, services rendered, or products utilized in the Licensed Business, lack of repair in or about the area occupied by the Licensed Business, operations of or defect in any machinery, motor vehicles, or equipment used in connection with the Licensed Business, or located in or about the Licensed Business area; or arising out of any actual or alleged infringement of any patent or claim of patent, copyright or non-Sears trademark, service mark, or trade name); or from the omission or commission of any act, lawful or unlawful, by Licensee or its directors, officers, employees, agents or independent contractors, whether or not such act is within the scope of the authority or employment of such persons. Licensee shall use counsel satisfactory to Sears in defense of such allegations. Sears may, at its election, take control of the defense and investigation of any claims, may employ and engage attorneys of its own choice to manage and defend such claims, at Licensee's cost, risk and expense, provided that Sears and its counsel shall proceed with diligence and good faith with respect thereto. The provisions of this Paragraph shall survive the expiration or termination of this Agreement.

      12.2   Indemnity.
             Licensee shall hold harmless and indemnify Sears and Sears directors, officers, employees, agents, independent contractors, parents, subsidiaries and affiliates from and against any and all claims, demands, actions, lawsuits, proceedings, liabilities, losses, costs and expenses (including, without limitation, fees and disbursements of counsel incurred by Sears in any claim, demand, lawsuit, or proceeding between Licensee and Sears or between Sears and any third party or otherwise), actually or allegedly resulting from or connected with the operation of the Licensed Business (including, without limitation of the foregoing, goods sold, work done, services rendered, or products utilized in the Licensed Business, lack of repair in or about the area occupied by the Licensed Business, operation of or defects in any machinery, motor vehicles, or equipment used in connection with the Licensed Business, or located in or about the Licensed Business area; or arising out of any actual or alleged infringement of any patent or claim of patent, copyright or non-Sears trademark, service mark, or trade name); or from the omission or commission of any act, lawful or unlawful, by Licensee or its directors, officers, employees, agents or independent contractors, whether or not such act is within the scope of the authority or employment of such persons. The provisions of this Paragraph shall not apply to the extent any injury or damage is caused solely by Sears negligence. The provisions of this Paragraph shall survive the expiration or termination of the Agreement.

XIII. INSURANCE
      13.1   Types of Insurance.
             Licensee shall, at its sole expense, obtain and maintain during the Term of this Agreement the following policies of insurance from companies having a rating of at least A-VII or better in the current Best's Insurance Reports published by A.M. Best Company and adequate to fully protect Sears as well as Licensee from and against all expenses, claims, actions, liabilities and losses related to the subjects covered by the policies of insurance below:

             (a) Worker's Compensation insurance covering all costs, benefits and liabilities under Workers Compensation and similar laws which may accrue in favor of any person employed by Licensee for all states in which Licensee operates, and Employer's Liability insurance with limits of liability of at least $100,000 per accident or disease and $500,000 aggregate by disease. Such insurance shall contain a waiver of subro-gation in favor of Sears. Limits of liability requirements for Employer's Liability may be satisfied by a combination of Employer's Liability and Umbrella Excess Liability policies.

             (b) Commercial General Liability insurance, including but not limited to, premises/operations liability, contractual liability, personal and advertising injury liability, and products and completed operations liability, with limits of at least $1,000,000 for bodily injury and property damage combined. Sears shall be named as an additional insured. Limits of liability requirements may be satisfied by a combination of Commercial General Liability and Umbrella Excess Liability policies.

            (c) Motor Vehicle Liability insurance, for owned, non-owned and hired motor vehicles used in connection with the Licensed Business, with limits of at least $1,000,000 for bodily injury and property damage combined. If only private passenger vehicles are owned or shall be used in conjunction with this Agreement, $500,000 combined single limit of liability is acceptable. If no vehicles are owned or leased by Licensee, the Commercial General Liability insurance shall be extended to provide insurance for non-owned and hired motor vehicles. Limits of liability requirements may be satisfied by a combination of Motor Vehicle Liability and Umbrella Excess Liability policies.

             (d) "All Risk" Property insurance upon all building improvements and supplies on the premises, including those perils generally covered on a "Cause of Loss - Special Form", including fire, extended coverage, windstorm, vandalism, malicious mischief, sprinkler leakage, water damage, accidental collapse, in an amount equal to at least 90% of the full replacement cost, with a coverage extension for increased cost of construction, including a waiver of subrogation in favor of Sears.

             (e) Fidelity insurance with limits of liability of at least $50,000.

      13.2   No Cancellation Without Notice.

            Licensee's policies of insurance shall expressly provide that they shall not be subject to material change or cancellation without at least thirty (30) days' prior written notice to Sears Certificate Management Services, c/o Near North Technology Services, P.O. Box 811310, Chicago, Illinois 60681-1310, or other address of which Licensee is notified.

      13.3  Certificates.
            Licensee shall furnish Sears with certificates of insurance or, at Sears request, copies of policies, prior to execution of this Agreement and upon each policy renewal during the Term of this Agreement. If Licensee does not provide Sears with such certificates of insurance or, in Sears opinion, such policies do not afford adequate protection for Sears, Sears shall so advise Licensee, and if Licensee does not furnish evidence of acceptable coverage within five (5) days, Sears shall have the right to immediately terminate this Agreement upon written notice to Licensee.

      13.4   Expiration/Non-Renewal.
             If Licensee's policies of insurance expire or are canceled during the Term of this Agreement or are materially modified, Licensee shall promptly notify Sears of such expiration, cancellation or material modification. If such policies of insurance are materially modified such that, in Sears opinion, such policies do not afford adequate protection to Sears, Sears shall so advise Licensee. If Licensee does not furnish evidence of acceptable replacement coverage within five (5) days after the expiration or cancellation of coverage or the notification from Sears that modified policies are not sufficient, Sears shall have the right, at its option, to immediately terminate this Agreement upon written notice to Licensee.

Any approval by Sears of any of Licensee's insurance policies shall not relieve Licensee of any responsibility under this Agreement, including liability for claims in excess of described limits.

XIV.  TERMINATION
      14.1   Mutual Right of Termination.
             Either party may terminate this Agreement, or any location, without cause, without penalty, and without liability for any damages as a result of such termination, at any time hereafter by giving the other party at least ninety (90) days' prior written notice. The notice shall specify the termination date.

      14.2   Termination of License by Sears With Notice.
             This Agreement shall terminate effective upon delivery of notice of termination to Licensee if Licensee, or its owner(s): (a) abandons or fails to actively operate the License Business or fails to commence operation of his Licensed Business as required in Paragraph 6.3 of this Agreement; (b) surrenders or transfers control of the Licensed Business without Sears prior written consent; (c) has made any material misrepresentation or omission in his application; (d) is convicted of or pleads no contest to a felony, or engages in any conduct that is likely to adversely affect the reputation of Licensee, the Licensed Business or Sears; (e) makes an unauthorized transfer of the Licensed Business; (f) makes any unauthorized use, duplication or disclosure of the Confidential Information or Customer Information; (g) fails to secure and maintain appropriate insurance coverage as set forth in Section XIII; (h) a petition is filed either by or against Licensee in any bankruptcy or insolvency proceeding, or if any property of Licensee passes into the hands of any receiver, assignee, officer of the law or creditor; or (i) materially misuses or makes an unauthorized use of any Sears Mark.

      14.3   Termination of License by Sears Without Further
Notice.
             This Agreement shall terminate without further action by Sears or notice to Licensee if Licensee or its owners(s):

             (a) fails to make payment of any Sears Commissions or any other amounts due Sears, and does not correct such failure within ten (10) days after written notice of such failure is delivered to Licensee; or

             (b) fails to comply with any other provision of this Agreement or any mandatory specification, standard or operating procedures as prescribed by Sears and does not correct such failure within thirty (30) days after written notice of such failure to comply is delivered to Licensee.

      14.4   Termination on Store Closing.
             Sears may, solely at Sears discretion, terminate this Agreement with respect to any affected Licensed Business location without notice, due to the closing of the Designated Sears Store. Licensee shall not be entitled to any notice of such store closing prior to a public announcement of such closing. Licensee waives any claim it may have against Sears for damages, if any, incurred as a result of such closing.
If any Designated Sears Store is damaged by fire or any other casualty so that the Licensed Business area becomes untenantable, this Agreement may be terminated with respect to such Licensed Business location, without penalty and without liability for any damages as a result of such termination, effective as of the date of such casualty, by either party giving the other party written notice of such termination within twenty (20) days after the occurrence of such casualty. If such notice is not given, then this Agreement shall not terminate, but shall remain in full force and effect and the parties shall cooperate with each other so that Licensee may resume the conduct of business as soon as possible.

      14.5   Effect of Termination.
             Upon the termination of this Agreement by expiration of time or otherwise, Licensee shall, immediately pay all amounts owed to Sears, cease use of all Sears Marks, the Confidential Information and Customer Information and, at its expense, immediately remove all of Licensee's Equipment from Sears premises and shall, without delay and, at Licensee's expense, repair any damage to Sears premises caused by such removal. Upon the termination of this Agreement by expiration of time or otherwise, the expense to return the Licensed Business area to the condition Sears made it ready for use by the Licensee shall be allocated per the terms of Exhibit D.

      14.6   Survivability.
             No termination of this Agreement, by expiration of time or otherwise, shall relieve the parties of obligations arising before expiration or termination or arising upon or after expiration or termination of this Agreement.

XV.   ASSIGNMENT AND SUBLICENSING
      15.1   Assignment by Licensee.
            Notwithstanding any other provision contained in this Agreement, this Agreement is not transferable by Licensee in whole or in part without Sears prior written consent and Licensee shall not sub-license the license granted herein to any person or entity. Any transfer or attempt to transfer by Licensee whether expressly or by operation of law, and without Sears prior written consent, shall, at the option of Sears, without notice, immediately terminate this Agreement. The sale of Licensee's business or any other transaction (including sales of stock) which shifts the rights or liabilities of Licensee to another controlling interest shall be deemed such a prohibited transfer.

     15.2   Assignment by Sears.
            This Agreement is fully transferable by Sears and shall inure to the benefit of any transferee or other legal successor to Sears interest herein.

      15.3   Binding Nature.
             The provisions of this Agreement shall be binding upon Licensee and upon Licensee's successors and assigns and shall be binding upon and inure to the benefit of Sears, its successors and assigns.

XVI.  MISCELLANEOUS
      16.1   Cumulative Remedies.
             The remedies provided in this Agreement are cumulative, and shall not affect in any manner any other remedies that either party may have for any default or breach by the other party. The exercise of any right or remedy shall not constitute a waiver of any other right or remedy under this Agreement or provided by law or equity. No waiver of any such right or remedy shall be implied from failure to enforce any such right or remedy other than that to which the waiver is applicable, and only for that occurrence.

      16.2   Severability.
             If any provision in this Agreement is held to be invalid, illegal or unenforceable by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been included.

      16.3   Governing Law.
             This Agreement shall be interpreted and governed by the internal substantive laws of the State of Illinois, without regard to its conflict of law principles. This Agree-ment shall not be effective until it has been received and executed by Sears in Hoffman Estates, Illinois. The federal and/or state courts of Illinois shall have personal and subject matter jurisdiction over, and the parties each hereby submit to the venue of such courts with respect to, any dispute arising pursuant to this Agreement, and all objections to such jurisdiction and venue are hereby waived.

      16.4   Entire Agreement.
             This Agreement sets forth the entire agreement and understanding between the parties with respect to the Licensed Business. This Agreement shall not be supplemented, modified or amended except by a written instrument signed by duly authorized representatives of Licensee and Sears, and no person has or shall have the authority to supplement, modify or amend this Agreement in any other manner. This Agreement shall be effective when signed by Sears.

      16.5   Headings.
             The paragraph titles in this Agreement are for the mere convenience of the parties, and shall not be considered in any construction or interpretation of this Agreement.

      16.6   Notices.
             All notices provided for or which may be given in connection with this Agreement shall be in writing and given by personal delivery, certified mail with postage prepaid and return receipt requested or its equivalent, such as private express courier, or by facsimile transmission (with a confirmation copy sent by regular mail). Notices given by Licensee to Sears shall be addressed to:

            SEARS, ROEBUCK AND CO.
            Attention:  Licensing Manager,
            Licensed Businesses,
            Department 725   E3-378B
            3333 Beverly Road
            Hoffman Estates, Illinois  60179


Notices given by Sears to Licensee shall be addressed to:

            CONSUMER PROGRAMS INCORPORATED
            Attention: Senior Vice President of Administration
            1706 Washington Avenue
            St. Louis, Missouri 63103

Notices if so sent by mail shall be deemed to have been given when deposited in the mail or with the private courier. All changes of address must be communicated to the other party in writing.




          -[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]-

IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be executed on their behalf by duly authorized officers or representatives.



                                SEARS, ROEBUCK AND CO.

                           By:  /s/ Ken E. Hux
                                -----------------------------
                           Its: Vice President and General
                                Manager, Licensed Businesses



                                LICENSEE

                           By:  /s/ Alyn V. Essman
                                ------------------------------
                           Its: Chairman and Chief Executive
                                Officer

EXHIBIT A

                    DESIGNATED SEARS STORES

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1001       11C43     WESTMINSTER              CO
1003       01Y50     SALEM                    NH
1004       01Y82     GARDEN CITY              NY
1005       01M26     LAKE WALES               FL
1006       01M41     OCALA                    FL
1007       01Y72     BRANDON                  FL
1008       11C89     LOS ANGELES              CA
1009       11847     SEATTLE                  WA
1010       11859     CHICAGO                  IL
1012       11836     DES MOINES               IA
1013       01C59     GLEN BURNIE              MD
1014       01Z05     ENFIELD                  CT
1015       01Y92     VERO BEACH               FL
1016       01818     LITTLE ROCK              AR
1017       01482     HOUSTON                  TX
1018       11R89     LOS ANGELES              CA
1019       11Y85     PLEASANTON               CA
1020       11868     CHICAGO                  IL
1022       11Y93     OMAHA                    NE
1024       01Z06     FALLS CHURCH             VA
1025       01E87     DANVILLE                 VA
1026       01E22     MEMPHIS                  TN
1027       11Y81     EL PASO                  TX
1028       11E04     HOLLYWOOD                CA
1029       11794     SPOKANE                  WA
1030       11869     CHICAGO                  IL
1031       11C42     DENVER                   CO
1032       11EG3     BROOKLYN CTR             MN
1033       01Q02     N ATTLEBORO              MA
1034       01R53     PITTSBURGH               PA
1035       01EH3     AUGUSTA                  GA
1038       11Z07     SPOKANE                  WA
1039       11Y95     OAKLAND                  CA

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1040       11N68     EAU CLAIRE               WI
1041       11EC7     OMAHA                    NE
1042       01M31     JOPLIN                   MO
1043       01V65     MERIDEN                  CT
1044       01C55     JERSEY CITY              NJ
1045       01E81     DURHAM                   NC
1048       11C33     PASADENA                 CA
1050       11N52     MOLINE                   IL
1051       01Y91     STRONGSVILLE             OH
1052       11EG2     ST PAUL                  MN
1053       01V81     SAUGUS                   MA
1055       01Q16     CORAL SPRINGS            FL
1056       01791     MOBILE                   AL
1057       01427     DALLAS                   TX
1059       11850     SEATTLE                  WA
1060       11EA6     CHUBBUCK                 ID
1062       11EF7     BROOKFIELD               WI
1063       01V12     WEST HARTFORD            CT
1064       01Q12     LANGEHORNE               PA
1065       01E29     GLENN ALLAN              VA
1066       01Y25     JACKSONVILLE             FL
1067       01483     HOUSTON                  TX
1068       11EK3     PALMDALE                 CA
1069       11851     REDMOND                  WA
1070       11R19     MANKATO                  MN
1071       11C44     DENVER                   CO
1072       11EJ2     WATERLOO                 IA
1074       01Y12     WALDORF                  MD
1075       01N02     DAYTONA BEACH            FL
1076       01R99     LEWISVILLE               TX
1077       01879     SHREVEPORT               LA
1078       11Y37     MESA                     AZ
1079       11790     PORTLAND                 OR
1081       11EJ7     HEATH                    OH
1082       11EF8     GREENDALE                WI
1083       01V29     WARWICK                  RI
1084       01487     PHILADELPHIA             PA
1086       01862     BATON ROUGE              LA

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1087       01Y23     HOUSTON                  TX
1088       11C98     GLENDALE                 CA
1089       11C74     ANCHORAGE                AK
1090       11870     CHICAGO                  IL
1091       01825     OKLAHOMA CITY            OK
1092       11Y98     WESTLAND                 MI
1093       01V51     SPRINGFIELD              MA
1094       01C52     HACKENSACK               NJ
1096       01866     PENSACOLA                FL
1097       01C70     SAN ANTONIO              TX
1099       11852     FEDERAL WAY              WA
1100       11773     FLINT                    MI
1101       11467     OVERLAND PARK            KS
1102       11EF5     MILWAUKEE                WI
1103       01V13     ALBANY                   NY
1104       01Y84     MARLBOROUGH              MA
1105       01Y86     OCOEE                    FL
1106       01860     JACKSON                  MS
1109       11N33     LYNNWOOD                 WA
1110       11N07     PORTAGE                  MI
1111       11N62     COLORADO SPGS            CO
1112       11EG5     MINNETONKA               MN
1113       01V42     ORANGE                   CT
1114       01C05     BROOKLYN                 NY
1115       01R67     CHATTANOOGA              TN
1116       01863     MONROE                   LA
1117       01480     FT WORTH                 TX
1118       11EA1     SALT LAKE CITY           UT
1119       11M06     PORTLAND                 OR
1120       11Z02     COLUMBUS                 OH
1121       11798     INDEPENDENCE             MO
1122       11EG6     MAPLEWOOD                MN
1123       01V41     DEDHAM                   MA
1124       01C02     BAYSHORE                 NY
1125       01M02     MIAMI                    FL
1126       01865     MONTGOMERY               AL
1127       01484     HOUSTON                  TX
1129       11848     TACOMA                   WA

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1130       11E60     JANESVILLE                WI
1131       11C45     LITTLETON                 CO
1132       11EG7     BURNSVILLE                MN
1133       01V82     LEOMINSTER                MA
1135       01E27     RICHMOND                  VA
1136       01810     BIRMINGHAM                AL
1137       01761     AUSTIN                    TX
1139       11849     TUKWILA                   WA
1140       11N17     GRAND RAPIDS              MI
1141       11C41     AURORA                    CO
1142       11EG8     EDEN PRAIRIE              MN
1143       01Z10     BROOKLYN                  NY
1145       01C40     COLUMBUS                  GA
1146       01Z04     MEMPHIS                   TN
1147       01Y99     BATON ROUGE               LA
1149       11Z03     WHITTIER                  CA
1150       11803     COLUMBUS                  OH
1151       01C31     TULSA                     OK
1154       01V21     WHITEHALL                 PA
1155       01R40     KENNESAW                  GA
1158       11C47     HONOLULU OAHU             HI
1159       11R35     FAIRFIELD                 CA
1161       11C71     WICHITA                   KS
1163       01V83     BURLINGTON                MA
1166       01EE1     MERIDIAN                  MS
1167       01762     SAN ANTONIO               TX
1168       11837     N HOLLYWOOD               CA
1170       11E80     LANSING                   MI
1171       01N98     SPRINGFIELD               MO
1172       11Y41     BLOOMINGDALE              IL
1174       01752     UPPER DARBY               PA
1175       01M43     MERRITT ISLAND            FL
1176       01492     PASADENA                  TX
1177       01C11     ARLINGTON                 TX
1178       11E07     SANTA MONICA              CA
1179       11Y88     CANOGA PARK               CA
1180       11C46     WATERFORD                 MI
1181       11P16     KANSAS CITY               MO




                              32


EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1182       11Y24     ST  PETERS                MO
1185       01E84     ASHEVILLE                 NC
1186       01E21     MEMPHIS                   TN
1187       01477     MESQUITE                  TX
1189       11C88     WEST COVINA               CA
1193       01V37     WATERFORD                 CT
1195       01M03     FT LAUDERDALE             FL
1197       01475     HOUSTON                   TX
1199       11Y94     SAN MATEO                 CA
1202       11Y63     BEAVERCREEK               OH
1204       01Y21     FREEHOLD                  NJ
1205       01EB4     POMPANO BEACH             FL
1206       01819     NO LITTLE ROCK            AR
1207       01788     RICHARDSON                TX
1208       11C92     FRESNO                    CA
1209       11Y90     LONG BEACH                CA
1211       01N91     OKLAHOMA CITY             OK
1213       01V79     AUBURN                    MA
1216       01E19     MEMPHIS                   TN
1217       01C83     CORPUS CHRISTI            TX
1220       11EH8     TOLEDO                    OH
1221       11M61     COLORADO SPGS             CO
1224       01V39     HARRISBURG                PA
1225       01C39     ORLANDO                   FL
1226       01795     METAIRIE                  LA
1227       01756     DALLAS                    TX
1228       11C93     SACRAMENTO                CA
1229       11EA9     BOISE                     ID
1234       01Z19     OWINGS MILLS              MD
1236       01760     TULSA                     OK
1237       01C30     HOUSTON                   TX
1238       11826     MT  VIEW                  CA
1243       01V77     HANOVER                   MA
1244       01V57     YORK                      PA
1245       01E76     CHARLOTTE                 NC
1247       01C62     LUBBOCK                   TX
1248       11C96     HAYWARD                   CA
1250       11802     LINCOLN PARK              MI

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1253       01V78     PEABODY                   MA
1254       01815     WILMINGTON                DE
1257       01E11     FRIENDSWOOD               TX
1261       01861     MIDWEST CITY              OK
1263       01V18     WATERBURY                 CT
1264       01C06     HICKSVILLE                NY
1265       01426     VIRGINIA BEACH            VA
1266       01808     BIRMINGHAM                AL
1267       01C72     FT WORTH                  TX
1268       11C16     BUENA PARK                CA
1270       11493     CRESTWOOD                 MO
1271       11M86     LITTLETON                 CO
1273       01V35     HOLYOKE                   MA
1274       01Y80     RICHMOND                  VA
1275       01N42     ATLANTA                   GA
1277       01E12     SAN ANTONIO               TX
1278       11C17     TORRANCE                  CA
1280       11ED5     SPRINGDALE                OH
1283       01V55     BRAINTREE                 MA
1284       01E24     ALEXANDRIA                VA
1285       01R41     ORLANDO                   FL
1286       01797     GRETNA                    LA
1287       11758     ALBUQUERQUE               NM
1288       11EK4     STOCKTON                  CA
1290       11874     NILES                     IL
1294       01C54     WATCHUNG                  NJ
1295       01856     ST PETERSBURG             FL
1297       01E14     HURST                     TX
1298       11C38     RIVERSIDE                 CA
1300       11876     OAK BROOK                 IL
1301       11EA5     PROVO                     UT
1303       01V69     DANBURY                   CT
1304       01494     SILVER SPRINGS            MD
1305       01M42     SAVANNAH                  GA
1306       01M45     HATTIESBURG               MS
1307       01EB9     ABILENE                   TX
1309       11Y87     DOWNEY                    CA
1310       01893     ELYRIA                    OH


EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1313       01V76     NASHUA                    NH
1314       01C09     NEW BRUNSWICK             NJ
1315       01N84     CHATTANOOGA               TN
1316       01E17     ANTIOCH                   TN
1317       11827     EL PASO                   TX
1318       11C95     BAKERSFIELD               CA
1321       11N67     PEORIA                    IL
1323       01V47     MIDDLETOWN                NY
1325       01E95     CHARLESTON                SC
1327       01E37     BAYTOWN                   TX
1328       11EG9     LAS VEGAS                 NV
1330       11EL2     EVANSVILLE                IN
1333       01V45     POUGHKEEPSIE              NY
1334       01842     PITTSBURGH                PA
1335       01E59     GREENSBORO                NC
1336       01EE2     LAKE CHARLES              LA
1337       01M32     PLANO                     TX
1338       11793     TUCSON                    AZ
1343       01Y30     CAMBRIDGE                 MA
1344       01844     PITTSBURGH                PA
1345       01EB5     HIALEAH                   FL
1347       01E68     LAFAYETTE                 LA
1350       01894     MENTOR                    OH
1353       01V14     DEWITT                    NY
1354       01768     WILLOW GROVE              PA
1355       01792     ALTAMONTE SPGS            FL
1357       01M34     AUSTIN                    TX
1358       11C12     CHULA VISTA               CA
1364       01C56     LAKE GROVE                NY
1365       01EB3     MIAMI                     FL
1367       01P05     WACO                      TX
1368       11C97     CONCORD                   CA
1370       11779     COLUMBUS                  OH
1375       01E86     WINSTON-SALEM             NC
1377       01M46     HOUSTON                   TX
1378       11C34     ORANGE                    CA
1380       11872     CHICAGO                   IL
1385       01N43     ATLANTA                   GA


EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1386       01785     GOODLETTSVILLE            TN
1387       01829     AMARILLO                  TX
1388       11C28     COSTA MESA                CA
1390       11C84     ANN ARBOR                 MI
1395       01N97     KNOXVILLE                 TN
1397       01EL8     ODESSA                    TX
1398       11C37     SAN BERNARDINO            CA
1401       11E65     WICHITA                   KS
1403       01V72     NATICK                    MA
1404       01C57     MASSAPEQUA                NY
1405       01E85     FAYETTEVILLE              NC
1407       01883     BEAUMONT                  TX
1408       11806     SACRAMENTO                CA
1410       01N10     CANTON                    OH
1414       01C58     NANUET                    NY
1415       01838     CLEARWATER                FL
1417       01R23     HUMBLE                    TX
1424       01495     BETHESDA                  MD
1427       01R80     SAN ANTONIO               TX
1430       01892     MIDDLEBERG HTS            OH
1434       01C10     WAYNE                     NJ
1435       01E94     MACON                     GA
1437       01R61     ARLINGTON                 TX
1438       11C13     EL CAJON                  CA
1440       11781     COLUMBUS                  OH
1443       01V68     MANCHESTER                CT
1444       01C03     WHITE PLAINS              NY
1445       01E28     RICHMOND                  VA
1448       11E50     OXNARD                    CA
1450       11774     ROSEVILLE                 MI
1454       01812     BENSALEM                  PA
1455       01E70     WILMINGTON                NC
1457       01Y69     WOODLANDS                 TX
1458       11M55     SCOTTSDALE                AZ
1460       11771     LIVONIA                   MI
1463       01V26     S BURLINGTON              VT
1464       01816     DEPTFORD                  NJ
1465       01839     TAMPA                     FL


EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1468       11C19     CUPERTINO                 CA
1470       11EE3     GREENWOOD                 IN
1473       01Z22     SELINSGROVE               PA
1474       01N37     YOUNGSTOWN                OH
1478       11C18     SAN BRUNO                 CA
1483       01Z16     VOORHEES                  NJ
1484       01V34     READING                   PA
1485       01E93     ORANGE PARK               FL
1487       01Y78     CEDAR PARK                TX
1488       11C65     SAN JOSE                  CA
1490       11772     TROY                      MI
1494       01817     MOORESTOWN                NJ
1495       01E25     FORT MEYERS               FL
1500       11414     ST  ANN                   MO
1504       01N28     WILLIAMSVILLE             NY
1505       01769     TAMPA                     FL
1508       11C36     NORTHRIDGE                CA
1510       11C86     CALUMET CITY              IL
1514       01N25     NIAGARA FALLS             NY
1515       01E69     CHARLOTTE                 NC
1518       11E05     CERRITOS                  CA
1520       01887     AKRON                     OH
1524       01N27     ROCHESTER                 NY
1525       01820     COLUMBIA                  SC
1528       11E32     SAN RAFAEL                CA
1530       01896     RICHMOND HGTS             OH
1534       01V50     SCRANTON                  PA
1535       01E18     PLANTATION                FL
1538       11807     CITRUS HEIGHTS            CA
1540       11EE5     INDIANAPOLIS              IN
1544       01Y79     REGO PARK                 NY
1545       01E75     SPARTANBURG               SC
1548       11801     LAGUNA HILLS              CA
1554       01V22     MAYS LANDING              NJ
1555       01Y76     SANFORD                   FL
1558       11EA2     MURRAY                    UT
1560       11ED2     DAYTON                    OH
1564       01N38     NILES                     OH

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1565       01N46     MORROW                    GA
1568       11C94     CARSON                    CA
1570       11832     SCHAUMBURG                IL
1574       01C53     MIDDLETOWN                NJ
1575       01C23     HAMPTON                   VA
1578       11C48     AIEA OAHU                 HI
1580       11ED8     LEXINGTON                 KY
1584       01N23     VICTOR                    NY
1585       01EC4     TALLAHASSEE               FL
1588       11M54     PHOENIX                   AZ
1590       11EK9     SAGINAW                   MI
1594       01840     MONACA                    PA
1595       01N32     GREENVILLE                SC
1598       11E09     CITY OF INDSTY            CA
1600       11EE6     INDIANAPOLIS              IN
1604       01767     LANDOVER                  MD
1608       11800     WESTMINSTER               CA
1610       11EC9     CINCINNATI                OH
1614       01C04     LIVINGSTON                NJ
1615       01C77     CHESAPEAKE                VA
1618       11C64     MODESTO                   CA
1620       11877     VERNON HILLS              IL
1623       01V15     CLAY                      NY
1624       01C08     STATEN ISLAND             NY
1625       01EJ1     SARASOTA                  FL
1628       11M57     MESA                      AZ
1630       11787     FLORISSANT                MO
1634       01C85     BALTIMORE                 MD
1635       01EB8     JACKSONVILLE              FL
1638       11E08     BREA                      CA
1640       11C21     FAIRVIEW HGTS             IL
1642       11EE9     TOPEKA                    KS
1644       01V25     LANCASTER                 PA
1645       01N92     BOCA RATON                FL
1646       01Y40     PINEVILLE                 NC
1648       11821     N  SAN DIEGO              CA
1650       11833     MERRILLVILLE              IN
1654       01786     MEDIA                     PA

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1655       01EB2     MIAMI                     FL
1658       11N16     SANTA ROSA                CA
1660       11804     AURORA                    IL
1664       01C61     PARAMUS                   NJ
1665       01M44     GAINESVILLE               FL
1668       11EF2     LAS VEGAS                 NV
1670       01888     AKRON                     OH
1675       01N96     KNOXVILLE                 TN
1678       11EJ8     CARLSBAD                  CA
1680       11EE7     INDIANAPOLIS              IN
1684       01Y74     WOODBRIDGE                NJ
1685       01R16     DULUTH                    GA
1688       11N35     SALINAS                   CA
1690       11C32     CHESTERFIELD              MO
1694       01E38     ERIE                      PA
1695       01Y62     ALPHARETTA                GA
1698       11N80     NEWARK                    CA
1700       11C29     DEARBORN                  MI
1705       01EB7     W PALM BEACH              FL
1708       11M53     PHOENIX                   AZ
1710       01897     NORTH OLMSTED             OH
1714       01846     GREENSBURG                PA
1715       01M96     MIAMI                     FL
1718       11EA3     OGDEN                     UT
1720       11C27     STERLING  HGTS            MI
1722       11Y55     BLOOMINGTON               MN
1728       11M49     TUCSON                    AZ
1730       11867     FLORENCE                  KY
1733       01Y77     YONKERS                   NY
1734       01C81     LAWRENCEVILLE             NJ
1738       11M62     KANEOHE  OAHU             HI
1740       11E31     JOLIET                    IL
1744       01V80     OCEAN                     NJ
1748       11R38     MONTCLAIR                 CA
1750       11C67     ORLAND PK                 IL
1754       01E10     GAITHERSBURG              MD
1755       01Y56     BOYNTON BEACH             FL
1758       11C20     ESCONDIDO                 CA

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1760       11822     NOVI                      MI
1764       01E15     ROCKAWAY                  NJ
1765       01R47     PALM BCH GRDNS            FL
1768       11M56     PHOENIX                   AZ
1770       01895     NORTH RANDALL             OH
1773       01V48     SALISBURY                 MD
1775       01EB6     PEMBROKE PINES            FL
1780       11N61     SPRINGFIELD               IL
1784       01E46     JOHNSON CITY              NY
1788       11Y39     RICHMOND                  CA
1790       11E16     OKOLONA                   KY
1794       01C07     EAST NORTHPORT            NY
1800       11EL6     MISHAWAKA                 IN
1804       01N88     BARBOURSVILLE             WV
1805       01E82     RALEIGH                   NC
1810       11EC8     CINCINNATI                OH
1814       01N31     FAIRFAX                   VA
1820       11N79     WEST DUNDEE               IL
1824       01845     WEST MIFFLIN              PA
1830       11N58     FT  WAYNE                 IN
1834       01N89     NORTH WALES               PA
1838       11Y38     BURBANK                   CA
1840       11M35     CHICAGO RIDGE             IL
1844       01M36     COLUMBIA                  MD
1850       11778     LOUISVILLE                KY
1853       01814     WILMINGTON                DE
1854       01M39     PARKVILLE                 MD
1863       01E62     JOHNSTOWN                 PA
1864       01M47     COCKEYSVILLE              MD
1868       11Y58     MORENO VALLEY             CA
1874       01C87     BURLINGTON                NJ
1884       01R03     KING OF PRUSSIA           PA
1894       01N26     ROCHESTER                 NY
1921       11830     MATTESON                  IL
1924       01R08     VALLEY STREAM             NY
1944       01R10     YORKTOWN HGTS             NY
1954       01EC1     CHARLESTON                WV
1955       01N83     LAKELAND                  FL

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
1958       11Y75     SAN JOSE                  CA
1974       01E89     ROANOKE                   VA
1978       11EJ9     RENO                      NV
1980       11M25     LAFAYETTE                 IN
1984       01N24     BUFFALO                   NY
1985       01R01     HIGH POINT                NC
1998       11Y52     MONTEBELLO                CA
1999       11Y57     VALENCIA                  CA
2003       01Y08     ROCHESTER                 NY
2004       01Q09     BOWIE                     MD
2010       11EL4     MANSFIELD                 OH
2012       11R66     MONROE                    MI
2013       01N36     NEW CASTLE                PA
2016       01EH4     HAMMOND                   LA
2020       11EH9     TOLEDO                    OH
2021       11Z09     ALTON                     IL
2022       11Z21     COUNCIL BLUFFS            IA
2023       01V74     CONCORD                   NH
2024       01N21     ANNAPOLIS                 MD
2025       01M80     DOTHAN                    AL
2026       01R37     SLIDELL                   LA
2028       11N93     HEMET                     CA
2029       11881     UNION GAP                 WA
2030       11Y03     ELIZABETHTOWN             KY
2031       11Z01     FOND DU LAC               WI
2032       11R81     HOLLAND                   MI
2033       01Y22     MASSENA                   NY
2035       01Y19     COLUMBIA                  SC
2036       01N03     JACKSON                   TN
2040       11N74     BATTLE CREEK              MI
2041       11Y36     ST  CHARLES               IL
2042       11R88     AMES                      IA
2043       01Q03     KINGSTON                  MA
2044       01R70     MANASSAS                  VA
2045       01R49     MUSKOGEE                  OK
2046       01N04     JONESBORO                 AR
2048       11R82     CHICO                     CA
2049       11855     EVERETT                   WA

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
2050       11N06     JACKSON                  MI
2051       11E99     BELLEVUE                 NE
2052       11N49     FT  DODGE                IA
2055       01R60     MORRISTOWN               TN
2056       01899     MARY ESTHER              FL
2057       01R96     SHAWNEE                  OK
2058       11C50     INDIO                    CA
2059       11Y97     TRACY                    CA
2060       11ED3     DAYTON                   OH
2061       11Z18     DEFIANCE                 OH
2062       11N69     FORSYTH                  IL
2064       01N95     COLONIAL HGTS            VA
2065       01M90     BRUNSWICK                GA
2068       11E48     VISALIA                  CA
2069       11E55     E WENATCHEE              WA
2070       11M65     COLUMBUS                 IN
2072       11R34     MARION                   IN
2073       01V63     WOONSOCKET               RI
2074       01Y66     STROUDSBURG              PA
2075       01E77     CONCORD                  NC
2077       01E03     TYLER                    TX
2078       11E91     YUMA                     AZ
2080       01R86     NEW PHILADLPHIA          OH
2082       11P10     FARGO                    ND
2086       01P06     COLUMBUS                 MS
2087       01898     ALEXANDRIA               LA
2088       11EL9     SANTA MARIA              CA
2089       11E44     CHEHALIS                 WA
2090       11ED7     FRANKFORT                KY
2092       11N12     APPLETON                 WI
2094       01Q15     MARTINSVILLE             VA
2095       01Q18     AIKEN                    SC
2097       01Q06     PARIS                    TX
2104       01E96     ST CLAIRSVILLE           OH
2105       01E83     BURLINGTON               NC
2106       01M70     TUPELO                   MS
2109       11EA8     TWIN FALLS               ID
2112       11N13     GREEN BAY                WI

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
2113       01R85     SCHENECTADY              NY
2114       01N40     WASHINGTON               PA
2119       11858     SALEM                    OR
2122       11N48     DUBUQUE                  IA
2124       01R92     DUBOIS                   PA
2125       01M88     VALDOSTA                 GA
2126       01M83     HOT SPRINGS              AR
2130       11N18     ELKHART                  IN
2131       11P08     SALINA                   KS
2134       01R94     CHEEKTOWAGA              NY
2138       11E51     SANTA BARBARA            CA
2140       11M28     ANDERSON                 IN
2143       01V61     PRESQUE ISLE             ME
2145       01R98     PORT CHARLOTTE           FL
2146       01P02     CAPE GIRARDEAU           MO
2147       01805     IRVING                   TX
2148       11R32     KAHULUI  MAUI            HI
2149       11E39     BELLINGHAM               WA
2150       11M66     ADRIAN                   MI
2152       11M10     MINOT                    ND
2155       01Q17     MIAMI                    FL
2156       01M87     MARYVILLE                TN
2160       11ED6     CLARKSVILLE              IN
2161       11N47     CORALVILLE               IA
2164       01V56     CAMILLUS                 NY
2165       01Q11     MOREHEAD CITY            NC
2166       01R30     HUNTSVILLE               AL
2173       01Y18     SARATOGA SPGS            NY
2175       01R07     GREENVILLE               NC
2176       11P03     PADUCAH                  KY
2177       01EJ5     WICHITA FALLS            TX
2179       11EK1     MEDFORD                  OR
2180       11R63     TRAVERSE CITY            MI
2181       11Z20     MT VERNON                IL
2182       11Z24     LAWRENCE                 KS
2183       01V33     S PORTLAND               ME
2186       01M40     OXFORD                   AL
2191       11E79     LINCOLN                  NE

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
2195       01Q05     TITUSVILLE               FL
2196       01N05     GAUTIER                  MS
2197       01C78     TEXAS CITY               TX
2198       11M19     HANFORD                  CA
2200       11EG1     RACINE                   WI
2202       11Q13     BOULDER                  CO
2203       01V60     BRUNSWICK                ME
2205       01Z13     COOKEVILLE               TN
2206       01Y17     FAIRFIELD                AL
2207       11R12     ROSWELL                  NM
2208       11R15     SANTA FE                 NM
2209       11R56     LEWISTON                 ID
2210       11Z26     GARDEN CITY              KS
2212       11E90     CEDAR RAPIDS             IA
2215       01M97     KEY WEST                 FL
2216       01E78     PINE BLUFF               AR
2219       11E57     LACEY                    WA
2220       11Z11     ST GEORGE                UT
2221       01R33     BARTLESVILLE             OK
2224       01Y06     CHAMBERSBURG             PA
2225       01M74     GOLDSBORO                NC
2226       01Y13     MURFREESBORO             TN
2227       01E43     LAKE JACKSON             TX
2228       11C51     EL CENTRO                CA
2231       01P04     FT SMITH                 AR
2232       11N15     MADISON                  WI
2233       01V43     BROCKTON                 MA
2235       01Y61     HOMESTEAD                FL
2236       01M91     DECATUR                  AL
2238       11EC2     YUBA CITY                CA
2239       11857     VANCOUVER                WA
2241       01N87     FAYETTEVILLE             AR
2242       11M21     BILLINGS                 MT
2244       01V49     HANOVER                  PA
2245       01M17     MELBOURNE                FL
2247       01M52     LAREDO                   TX
2252       11N50     MASON CITY               IA
2254       01V59     LEBANON                  PA

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
2255       01Z25     ORANGEBURG               SC
2256       01EH5     BILOXI                   MS
2258       11N55     SAN LUIS OBISPO          CA
2259       11N19     MISSOULA                 MT
2265       01M82     JOHNSON CITY             TN
2271       11N86     FT  COLLINS              CO
2272       11EF6     MILWAUKEE                WI
2278       11EA7     IDAHO FALLS              ID
2279       11N99     BEND                     OR
2281       11N63     PUEBLO                   CO
2283       01V30     SWANSEA                  MA
2284       01R87     BLOOMSBURG               PA
2288       11EK2     ANTIOCH                  CA
2289       11N90     ROSEBURG                 OR
2290       11N73     MICHIGAN CITY            IN
2291       01M89     ENID                     OK
2293       01V58     AUGUSTA                  ME
2298       11E49     MERCED                   CA
2299       11E54     ABERDEEN                 WA
2301       11799     KANSAS CITY              MO
2304       01Y26     WESTOVER                 WV
2305       01N78     ANDERSON                 SC
2306       01E36     GADSDEN                  AL
2308       11E52     SANTA CRUZ               CA
2309       11853     SILVERDALE               WA
2311       01823     NORMAN                   OK
2315       01Q10     JENSEN BEACH             FL
2316       01EH2     FLORENCE                 AL
2318       11EK6     THOUSAND OAKS            CA
2319       11E56     KELSO                    WA
2323       01V70     HYANNIS                  MA
2324       01N39     STEUBENVILLE             OH
2326       01M95     GREENVILLE               MS
2328       11R13     SIERRA VISTA             AZ
2329       11E58     KENNEWICK                WA
2330       11Y64     PUYALLUP                 WA
2331       11P07     JEFFERSON CITY           MO
2332       11M09     GRAND FORKS              ND

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
2335       01E63     CLARKSVILLE              TN
2338       11EJ4     REDDING                  CA
2339       11E61     SPRINGFIELD              OR
2341       11P09     CASPER                   WY
2342       11EF9     KENOSHA                  WI
2343       01V64     LANESBORO                MA
2344       01M71     STATE COLLEGE            PA
2345       01Y53     CLEVELAND                TN
2348       11R09     PRESCOTT                 AZ
2349       11Q01     COEUR D ALENE            ID
2352       11N09     ST  CLOUD                MN
2353       01V46     KINGSTON                 NY
2354       01EK7     PARKERSBURG              WV
2358       11M18     FLAGSTAFF                AZ
2360       11N82     QUINCY                   IL
2361       11M22     GRAND JUNCTION           CO
2362       11M30     DANVILLE                 IL
2365       01Q14     SUMTER                   SC
2368       11R59     LIHUE  KAUAI             HI
2371       11P12     CHEYENNE                 WY
2372       11M94     SHEBOYGAN                WI
2373       01V32     N DARTMOUTH              MA
2374       01V67     VINELAND                 NJ
2375       01Q08     COLUMBIA                 TN
2376       01Y31     OAK RIDGE                TN
2380       11N08     BAY CITY                 MI
2381       01EC3     LAWTON                   OK
2382       11N14     MADISON                  WI
2385       01Y04     MERAUX                   LA
2388       11R27     HILO HAWAII              HI
2389       11E45     BURLINGTON               WA
2390       11N76     SPRINGFIELD              OH
2392       11880     DES MOINES               IA
2398       11R46     LONGMONT                 CO
2402       11N20     BISMARCK                 ND
2412       11EJ3     RAPID CITY               SD
2414       01M85     HAGERSTOWN               MD
2415       01Y70     CENTERVILLE              GA

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
2419       11EE8     ALBANY                   OR
2420       11M14     MARION                   OH
2421       11P15     GRAND ISLAND             NE
2422       11N01     SIOUX CITY               IA
2425       01M24     BRISTOL                  VA
2430       11P18     MANHATTAN                KS
2432       11N34     LA CROSSE                WI
2435       01M73     CHARLOTTESVILLE          VA
2443       01V36     MANCHESTER               NH
2450       11EL5     LIMA                     OH
2451       11N94     GREELEY                  CO
2453       01V19     GLENS FALLS              NY
2454       01Q07     CHESAPEAKE               VA
2460       11M67     LOGANSPORT               IN
2463       01V20     LEWISTON                 ME
2465       01E74     GASTONIA                 NC
2470       11M63     WAUSAU                   WI
2473       01V75     AUBURN                   NY
2480       11P14     COLUMBIA                 MO
2482       11EK8     FT  GRATIOT              MI
2484       01V40     POTTSTOWN                PA
2487       01M04     KILEEN                   TX
2494       01E41     ALTOONA                  PA
2497       01E67     BROWNSVILLE              TX
2500       11R50     DULUTH                   MN
2505       01R52     GAINESVILLE              GA
2507       01E98     MCALLEN                  TX
2510       11M20     SANDUSKY                 OH
2515       01E73     HICKORY                  NC
2517       01EC5     SAN ANGELO               TX
2524       01V31     TOMS RIVER               NJ
2527       11M68     LAS CRUCES               NM
2533       01R48     PLATTSBURGH              NY
2537       01E97     HARLINGEN                TX
2544       01E64     SHARON                   PA
2546       01R51     BOWLING GREEN            KY
2547       01E01     COLLEGE STATION          TX
2550       11M07     ZANESVILLE               OH

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
2555       01Y29     CRYSTAL RIVER            FL
2557       01E71     LONGVIEW                 TX
2564       01R97     ITHACA                   NY
2565       01M58     BRADENTON                FL
2567       01E13     TEXARKANA                TX
2570       11M29     MUNCIE                   IN
2574       11Q04     PHILLIPSBURG             NJ
2577       01R18     LUFKIN                   TX
2583       01V23     BANGOR                   ME
2584       01EJ6     LAKEWOOD                 NY
2587       01889     DENTON                   TX
2590       11E66     HUTCHINSON               KS
2593       01V44     NEWBURGH                 NY
2595       01P11     AUBURN                   AL
2597       11M77     FARMINGTON               NM
2599       11R25     WALLA WALLA              WA
2600       11N71     TERRE HAUTE              IN
2602       11N11     ROCHESTER                MN
2603       01V16     NEW HARTFORD             NY
2604       01V24     WILKES BARRE             PA
2610       11M12     PIQUA                    OH
2614       01E23     UNIONTOWN                PA
2615       01R02     DALTON                   GA
2617       01N54     VICTORIA                 TX
2623       01Y73     RUTLAND                  VT
2624       01V27     CAMP HILL                PA
2627       01N77     SHERMAN                  TX
2628       11N64     EUREKA                   CA
2635       01M92     ROCKY MOUNT              NC
2637       01884     PORT ARTHUR              TX
2642       11Y47     MIDLAND                  MI
2644       01V53     PENSDALE                 PA
2645       01R91     ASHEBORO                 NC
2650       11R44     LEAVENWORTH              KS
2654       01V62     DOVER                    DE
2657       01N53     MIDLAND                  TX
2663       01V71     PORTSMOUTH               NH
2664       01M05     FREDERICK                MD

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
2674       01M72     INDIANA                  PA
2677       01864     BOSSIER CITY             LA
2683       01R43     WATERTOWN                NY
2684       01V54     FRACKVILLE               PA
2694       01M64     FREDERICKSBURG           VA
2695       01M59     NAPLES                   FL
2696       01EH7     HOUMA                    LA
2704       01M50     MT HOPE                  WV
2705       01M76     FLORENCE                 SC
2710       11N56     KOKOMO                   IN
2712       11EF1     ST JOSEPH                MO
2714       01M51     BLUEFIELD                WV
2724       01M48     BUTLER                   PA
2730       11N57     FT  WAYNE                IN
2734       01M60     CRANBERRY                PA
2744       01N29     HORSEHEADS               NY
2745       01Y67     LEESBURG                 FL
2750       11Y02     LANCASTER                OH
2755       01M75     JACKSONVILLE             NC
2760       11M38     DAVENPORT                IA
2764       01C60     BRONX                    NY
2774       01M84     CUMBERLAND               MD
2784       01R20     WINCHESTER               VA
2785       01P13     MYRTLE BEACH             SC
2790       11M13     FINDLAY                  OH
2796       01N22     TUSCALOOSA               AL
2800       11M15     RICHMOND                 IN
2802       11N65     BOURBONNAIS              IL
2805       01E92     PANAMA CITY              FL
2806       01M37     MEMPHIS                  TN
2807       01E72     ROCK HILL                SC
2808       11M16     GREAT FALLS              MT
2814       01Y44     MARTINSBURG              WV
2815       01N81     ALBANY                   GA
2819       11Y48     FAIRBANKS                AK
2820       11N72     BLOOMINGTON              IN
2823       01Y46     BALTIMORE                MD
2824       01Y43     CARY                     NC

EXHIBIT A

                    DESIGNATED SEARS STORES (continued)

SEARS #   STUDIO#             CITY           STATE
-------   -------    --------------------    -----
2825       01M78     KINGSPORT                TN
2826       01N30     BRIDGEPORT               WV
2829       11E53     VICTORVILLE              CA
2835       01E88     LYNCHBURG                VA
2840       11N66     BLOOMINGTON              IL
2844       01Y65     SHELBY                   NC
2845       01M01     ATHENS                   GA
2850       11M23     CHILLICOTHE              OH
2854       01R21     ASHLAND                  KY
2855       01M33     CHARLESTON               SC
2865       01N85     UNION CITY               GA
2872       11N51     SIOUX FALLS              SD
2875       01784     FRANKLIN                 TN
2885       01M69     PORT RICHEY              FL
2888       11R11     CLOVIS                   NM
2895       01R05     ROME                     GA
2902       11Y27     COON RAPIDS              MN
2910       11M11     GALESBURG                IL
2920       11N70     CHAMPAIGN                IL
2922       11M08     MARION                   IL
2930       11N75     MUSKEGAN                 MI
2931       11Y68     MATTOON                  IL
2932       01Y54     ASHTABULA                OH
2933       01Y09     NEW HYDE PARK            NY
2934       01Y51     TAUNTON                  MA
2935       01Z12     STATESVILLE              NC
2940       11ED9     FRANKLIN                 OH
2950       11EL3     OWENSBORO                KY
2960       11EL7     BENTON HARBOR            MI
2963       01R57     WESTMINSTER              MD
2965       01Z14     WILSON                   NC
2980       11R95     CHICAGO                  IL
2985       01R84     CHRISTIANBURG            VA
2990       11N60     ROCKFORD                 IL
3244       01R54     FLUSHING                 NY

                          EXHIBIT B

            AUTHORIZED MERCHANDISE AND/OR SERVICES


The following items, merchandise lines and/or services are authorized for sale by Licensee in the Licensed Business:

     1.  Portrait photography service and photographs

     2.  Passport photography service and photographs

     3. Portrait-related retail merchandise (e.g., frames, mats, albums, greeting cards)

     4. Portrait-related promotional merchandise for customer give-aways

     5. Digital images (e.g. Portrait Creations(TM), proof sheets, portrait restoration)

     6.  Internet archiving services

                         EXHIBIT C

                      SEARS COMMISSION

Licensee shall pay to Sears a commission ("Sears Commission") which, for each Designated Sears Store, shall be a sum equal to ten percent (10%) of total annualized net sales for each Designated Sears Store at which total annualized net sales are less than $50,000 and fifteen percent (15%) of total annualized net sales for each Designated Sears Store at which total annualized net sales are equal to or over $50,000 - retroactive to the first dollar. Accounting Centers are to deduct commission rate at fifteen percent (15%). Licensee will bill Sears annually for any excess commissions taken from any Designated Sears Store with annual net sales of less than $50,000.

                          EXHIBIT D

                     ALLOCATION OF COSTS

TYPICAL COST ANALYSIS

The Licensed Business shall be built and constructed in accordance with the plans and specifications prepared and will include agreed upon standards for the cost of construction. Items in accordance with the plans and specifications are listed on a Typical Cost Analysis (TCA) attached as part of Exhibit D. The TCA is based on the current Annual Edition of Means Repair & Remodeling Cost Data. Sears and Licensee agree that this Exhibit D will be updated bi-annually and mutually agreed upon to reflect subsequent Annual Editions of Means Repair & Remodeling Cost Data and to reflect modification of typical designs and modifications. The TCA cost will be represented as a dollar-cost per square foot ratio.

FINANCIAL RESPONSIBILITIES

The financial responsibilities and standard costs are described in the TCA. Items that are classified as "Sears Costs" (S) on the TCA, shall be Sears responsibility and items that are classified as "Licensee Costs" (L/B) shall be Licensee's responsibility. A cost estimate, known as the Estimated/Actual Buildout (EAB) may be required to determine the viability or scope of a project.

Sears will remit payment for the total cost of all projects directly to contractors or workmen performing such work and will invoice Licensee for its share of the expense, at the end of Sears fiscal year. Sears shall make a settlement adjustment thirty (30) days after notifying Licensee of the project close out for the year and all expenses to be charged to Licensee.

In the event Licensee disputes the settlement adjustment made by Sears with respect to Change of Location or remodel, it shall notify Sears and the parties shall have sixty (60) days from the December end of the month settlement adjustment (which was made by Sears) to resolve any such dispute. Any further adjustment due to either Sears or Licensee relating to such Change of Location or remodel shall be made pursuant to the end of the month settlement adjustment following the above mentioned sixty (60) days.

Material Charge Backs. When, due to shortages or delays, Licensee provides standard construction materials that are Sears financial responsibility, Licensee will remit payment directly to the supplier(s) and will invoice Sears for the expense. The amount of any such invoice submitted by Licensee to Sears shall be deducted from the amount payable by Licensee at the time of Project year close out (Sears Billing).


Punch List Charge Backs. Provided the conditions set forth below are met, Licensee shall select and employ the services of a general contractor to complete any remaining punch list items:

      (1) Sears General Contractor is no longer on the job site;







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


      (2) Licensee has issued written punch list to Sears;

      (3) A period of at least 30 days has elapsed for Sears to complete punch list items;

      (4) Licensee has provided the cost estimates to Sears prior to scheduling any work and such cost estimates have been approved by the Quality/Evaluation Manager, Licensed
Businesses; and

      (5) The General Contractor retained by Licensee shall be bondable and shall meet all applicable licensing, permitting, insurance and approval requirements established by Sears and/or the governmental bodies of the jurisdiction in which the project is located.

Licensee shall remit payment directly to any general contractor retained by Licensee to complete punch list items and shall invoice Sears for the aggregate amounts paid to the general contractor.

The amount of any such invoices submitted to Sears shall be deducted from the total Licensee cost at the project close out
(i.e. Sears billing).

Change Order Request Procedures.

      Change Orders prior to Licensee installation:
         - Licensee shall submit a written request for a written quotation from Sears for the costs of implementing a proposed change order.
         - Within a reasonable time after receipt of Licensee's request, Sears Project Manager shall return a written quotation for change order to Licensee.
         - Licensee shall approve and return change order amount to Sears for approval.
         - Sears shall submit approval to Sears Project Manager and Licensee within a reasonable time.
         - The cost of any change orders after the project is bid by the contractor shall be borne by the party requesting such change.

      Change Orders during Licensee installation:
         - Licensee shall submit written request for a written quotation from Sears for the costs of implementing a proposed change order.
         - Within a reasonable time after receipt of Licensee's request, Sears Project Manager shall submit change order cost to Licensee for approval.
         - Licensee shall approve and return change order amount to Sears for approval.
         - Sears shall submit approval to Sears Project Manager and Licensee within a reasonable time.
         - The cost of any change orders after the project is bid by the contractor shall be borne by the party requesting such change.

GENERAL RESPONSIBILITIES

Licensee shall be responsible for all furniture, trade fixtures
(display units, cabinets, and counters), trade equipment
(cameras, lighting units, and computers), Licensee's POS and peripheral devices (printers, bar-code scanning devices, electronic signature capture devices) and any other items not listed on the TCA.

Sears shall be responsible for all costs associated with bringing electrical panel and service, air conditioning, heating and ventilation ducts into the Licensed Business area. The expense of purchasing and installing all electrical fixtures and equipment (including, but not limited to circuit boxes, dedicated outlets, lighting fixtures and all necessary electrical connections within the area occupied by the Licensed Business. All air conditioning work required by Licensee shall be designed and installed by Sears. Licensee shall provide mechanical drawing identifying the number and location of supply/return air diffuser required. This work shall include, without limitation, connections to supply/return air lines, duct work, supply and return air diffusers, and any circuitry/controls required for the operation of said air conditioning system, and shall be allocated in accordance with the TCA and further outlined in Exhibit D. Any responsibility not provided for in the TCA or Exhibit D shall be negotiated in good faith by Sears and Licensee.

Licensee shall be responsible for any additional leasehold improvements, included, but not limited to electrical wiring, lighting, air conditioning, heating or ventilation ducts which Licensee feels are required to change or improve the utility service to the Licensed Business area to a level that is greater than the service provided to rest of the Designated Sears Store.

NEW DEPARTMENT

Licensee's share of the cost will be determined by applying the TCA to the Usable Space.

For purposes of this Agreement, "Usable Space" means net square footage of the area dedicated for the operation of the Licensed
Business.


REMODEL PROJECTS

      Sears Update Projects - Update Projects initiated by Sears Construction (D/824), budget a fixed cost per square foot for store remodeling. Sears shall bear all costs of carpeting and repainting (including removal of existing wallcovering) for each Update Project. Sears will do nothing beyond the scope of the Update Project unless requested by Licensee. If Licensee requests, and Sears agrees, that additional work should be done within the Licensed Business area, Sears and Licensee agree to share equally the construction costs related to the Update Project. If Sears requests additional work within the Licensed Business area, the costs shall be allocated as follows:

      (a) If there is a decrease in Usable Space for the Licensed Business area of 10% or more, the TCA cost factor shall be applied to the reduced Usable Space, and Sears shall pay Licensee the sum of Fifteen Hundred Dollars ($1500);
or

      (b) If there is no change, a decrease of less than 10%, or an increase in Usable Space, the construction costs related to the Update Project shall be shared equally by Sears and Licensee.

      Sears Remodel/Local Projects - If Sears requests or initiates a Change of Location of a Licensed Business location that has previously been subject to a Change of Location during the term of this Agreement, Sears shall bear all construction costs related to such Change of Location and shall pay Licensee the sum of Fifteen Hundred Dollars ($1500) for incidental costs incurred in such a Change of Location. If a Change of Location results in a(n):

            Decrease in Space-- Sears shall bear all construction costs related to such Change of Location and shall pay Licensee the sum of Fifteen Hundred Dollars
      ($1500.00) for incidental costs incurred in such a Change of Location.
                                   or

            Increase in Space-- The Licensee's share of the TCA will be applied to only the increase in space (new square footage). The Licensee's share of the TCA will be charged to Licensee if space has been requested and approved by Licensee.

      Licensee Remodel/Local Projects - Projects requested by
Licensee and approved by Sears. The Licensee's share of the TCA will be applied to the total Usable Space assigned to Licensee.

All exceptions to the above will be agreed on prior to the completion of final plans for construction. Any changes after approval of final plans by both parties shall be the responsibility of the party making the change.

ADDITIONAL CAMERA ROOMS

The construction cost of new camera rooms shall be shared equally between Sears and Licensee, and the total TCA cost shall be applied to a standard of 500 square feet.

MAINTENANCE OF FACILITIES

Sears shall be responsible for all costs associated with the regular maintenance of the physical facility of the Designated Sears Stores, including electrical service, air conditioning, heating, ventilation, standard lighting (including standard light bulbs), ceiling tiles, drywall repair, paint, and carpet. The cost to replace any of the general construction items due to age and/or normal wear shall be allocated in accordance with the TCA. Licensee shall be responsible for all costs associated with maintaining Licensee's Equipment and Licensee's POS in good order and repair.

TYPICAL COST ANALYSIS
NEW STORE
PORTRAIT STUDIO (2 CAMERA ROOM) June 1998
GROSS AREA - 1428 SF
                                            UNIT
ITEM                         QUANTITY UNIT  COST     TOTAL
---------------------------- -------- ---- -------  -------
S  10'Partitions              220      LF    30.00    6,600
S  Wall insulation              -      SF     0.40        -
S  Doors                        2      EA   700.00    1,400
S  Cabinets, upper and lower    -      LF   175.00        -
S  Vanity                       -      EA   300.00        -
S  Acoustical ceiling        1428      SF     1.50    2,142
S  Ceiling insulation           -      SF     0.60        -
S  Paint walls               3000      SF     0.50    1,500
S  Paint doors                  2      EA   100.00      200
LB Wallcovering               240      SF     1.60      384
LB Carpeting                  182      SY    18.00    3,284
S  Base                       300      LF     1.20      360
LB Shock pad                   24      SY     5.00      122
S  Fire protection           1428      SF     1.50    2,142
S  HVAC ductwork             1428      SF     5.00    7,140
LB 225 amp 120/208 PA           1      EA  1800.00    1,800
S  Light fixtures              10      EA   150.00    1,500
LB Dedicated circuits           8      EA   200.00    1,600
LB Track lighting              70      LF    38.50    2,695
LB Wall washer                  -      EA   150.00        -
LB Light bar                    4      LF    50.00      200
LB Exit lights                  1      EA   150.00      150
LB Light switch                 8      EA   125.00    1,000
LB Duplex outlets              19      EA   108.00    2,052
LB Phone outlet                 4      EA   365.00    1,460
LB Triple duplex recept         2      EA   150.00      300
LB Floor outlets                1      EA   300.00      300
LB Quad outlet                  2      EA   130.00      260
LB Data                         5      EA    50.00      250
S  Cash register                1      EA   536.00      536
S  Baffle                      19      LF    20.00      380
LB Chair rail                 101      LF     5.00      505
LB Architectural services    1428      LS     2.00    2,856
S/LB G.C.O.H. and fee           1      LS  6673.26    6,468
                                                    -------
                                                    $49,586
                                                    =======

New Store                         COST/SF             34.72

Remodel in warehouse space           $/SF             38.97
Remodel in retail or office
  space                              $/SF             39.47
Remodel in existing license
  business (Low to High)             $/SF             19.24

TYPICAL COST ANALYSIS (continued)
NEW STORE
PORTRAIT STUDIO (2 CAMERA ROOM) June 1998
GROSS AREA - 1428 SF
ITEM                            SEARS       L.B.
----------------------------   -------   ------------
S  10' Partitions               6,600          -
S  Wall insulation                  -          -
S  Doors                        1,400          -
S  Cabinets, upper and lower        -          -
S  Vanity                           -          -
S  Acoustical ceiling           2,142          -
S  Ceiling insulation               -          -
S  Paint walls                  1,500          -
S  Paint doors                    200          -
LB Wallcovering                     -        384
LB Carpeting                        -      3,284
S  Base                           360          -
LB Shock pad                        -        122
S  Fire protection              2,142          -
S  HVAC ductwork                7,140          -
LB 225 amp 120/208 PA               -      1,800
S  Light fixtures               1,500          -
LB Dedicated circuits               -      1,600
LB Track lighting                   -      2,695
LB Wall washer                      -          -
LB Light bar                        -        200
LB Exit lights                      -        150
LB Light switch                     -      1,000
LB Duplex outlets                   -      2,052
LB Phone outlet                     -      1,460
LB Triple duplex recept             -        300
LB Floor outlets                    -        300
LB Quad outlet                      -        260
LB Data                             -        250
S  Cash register                  536          -
S  Baffle                         380          -
LB Chair rail                       -         505
LB Architectural services           -       2,856
S/LB G.C.O.H. and fee            6,673          -
                               --------   -------
                               $30,573    $19,219  $49,792
                               ========   =======
New Store                        21.41      13.46

Remodel in warehouse space       23.41      15.71   39.12
Remodel in retail or office
  space                          23.91      15.71   39.62
Remodel in existing license
  business (Low to High)         22.91      15.71   38.62












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